                                                                    Exhibit 10.2

                                                                  EXECUTION COPY

                               EXCHANGE AGREEMENT

     EXCHANGE AGREEMENT (this "Agreement"), dated as of January 17, 2002, by
                               ---------
by and between WEBB INTERACTIVE SERVICES, INC., a Colorado corporation (the "Company"), and CASTLE CREEK TECHNOLOGY PARTNERS LLC ("CC").
 -------                                               --

     CC currently holds a 10% Convertible Promissory Note in principal amount of $2,500,000 dated August 25, 1999 made by the Company to CC (the "1999 Note"),
                                                                 ---------
2,500 shares of the Company's Series C-1 Convertible Preferred Stock (the "Series C-1 Preferred Stock"), a stock purchase warrant dated August 25, 1999
 --------------------------
entitling CC to purchase 150,116 shares of common stock, no par value ("Common
                                                                        ------
Stock") of the Company at an exercise price of $9.3343 per share (the "A
-----                                                                  -
Warrant"), a stock purchase warrant dated December 31, 1999 entitling CC to
-------
purchase 171,875 shares of Common Stock at an exercise price of $0.766 per share (the "B Warrant") and a stock purchase warrant dated February 28, 2001 entitling
      ---------
CC to purchase 500,000 shares of Common Stock at an exercise price of $3.75 per share (the "C Warrant" and along with the 1999 Note, the Series C-1 Preferred,
            ---------
the A Warrant and the B Warrant, the "Outstanding Securities").
                                      ----------------------

     Up to 1,000,000 shares of Common Stock issuable upon the conversion of the Series C-1 Preferred Stock, 500,000 shares of Common Stock issuable upon the exercise of the C Warrant and 150,116 shares of Common Stock issuable upon the exercise of the A Warrant are registered for resale by CC under the Registration Statement numbered 333-57442 declared effective on December 4, 2001.

     Pursuant to a securities purchase agreement in the form attached hereto as Exhibit A-1 (the "Jona SPA"), the Company intends to issue to Jona, Inc. up to
                  --------
7,500,000 shares of Common Stock and a warrant in the form attached hereto as Exhibit A-2 (the "Jona Warrant") entitling Jona, Inc. to purchase an aggregate
                  ------------
of additional 7,500,000 shares of Common Stock. In connection therewith, the Company intends to grant Jona, Inc. certain registration rights pursuant to a registration rights agreement in the form attached here to as Exhibit A-3 (the "Jona RRA").
 --------

     In connection with such proposed issuances to Jona, Inc., the Company has delivered to CC an Issuance Notice under Section 4.9 of that certain Securities Purchase Agreement dated February 28, 2001 by and between the Company and CC, pursuant to which CC has the option to exchange its shares of Series C-1 Preferred Stock for shares of Common Stock and warrants on the same terms as the proposed issuances to Jona, Inc. In addition, pursuant to the terms of the Outstanding Securities, CC is entitled to a reduction of the conversion and exercise prices of the Outstanding Securities and an adjustment in the numbers of shares of Common Stock issuable upon the conversion or exercise of the Outstanding Securities in connection with the proposed issuances to Jona, Inc..

     The Company and CC wish to exchange up to 2,500 shares of Series C-1 Preferred Stock for a number of shares of Series D Junior Convertible Preferred Stock (the "Series D Junior Preferred Stock") issued pursuant to Articles of
            -------------------------------
Amendment in the form attached hereto as Exhibit B (the "Series D Articles of
                                         ---------       --------------------
Amendment") with an aggregate stated value equal to the aggregate stated value
---------
of the shares of Series C-1 Preferred Stock being exchanged and a warrant entitling CC to purchase up to 750,000 shares of Common Stock at an initial exercise price of $1.00 per share on the same terms as the warrants issued to Jona, Inc. (the "Preferred Exchange Warrant"), and amend the A Warrant and C
                 --------------------------
Warrant to reduce the respective initial exercise price to $1.00 per share. The terms of the Preferred Exchange Warrant are identical to those of the Jona Warrant except that Section 4 of such Preferred Exchange Warrant shall consist of a paragraph in the form attached hereto as Exhibit C in place of the
                                              ---------
paragraph contained in Section 4 of the Jona Warrant. The Preferred Exchange Warrant is in the form attached hereto as Exhibit D. The amended A Warrant is in
                                          ---------
the form attached hereto as Exhibit E (the "Amended A Warrant") and the amended
                            ---------       -----------------
C Warrant is in the form attached hereto as Exhibit F (the "Amended C Warrant"
                                            ---------       -----------------
and together with the Preferred Exchange Warrant the Amended A Warrant, the

"Warrants").
---------

     Further, the Company and CC wish to exchange $1,212,192 in principle amount of the 1999 Note for 1,984 shares of Series D Junior Preferred Stock.

     The Series D Junior Preferred Stock is convertible pursuant to the terms of the Series D Articles of Amendment, and the Warrants are exercisable pursuant to their respective terms, into shares (the "Conversion Shares") of the Company's
                                          -----------------
Common Stock. For purposes of clarification, such Conversion Shares shall include shares of Common Stock issuable pursuant to the so-call "anti-dilution" provisions under the Series D Articles of Amendment and Warrants. The Series D Junior Preferred Stock, the Warrants and the Conversion Shares are collectively referred to herein as the "Securities". Any capitalized term used herein that is
                           ----------
not otherwise defined shall have the meaning specified therefor in the Series D Articles of Amendment and Warrants, as applicable.

     The Company has agreed to effect the registration of the Conversion Shares issuable upon the conversion of the Series D Junior Preferred Stock and issuable upon the exercise of the Preferred Exchange Warrant under the Securities Act of 1933, as amended (the "Securities Act") pursuant to a Registration Rights
                       --------------
Agreement of even date herewith by and between the Company and CC, the form of which is attached hereto as Exhibit G (the "Registration Rights Agreement").
                            ---------       -----------------------------

     The exchange of the Series C-1 Preferred Stock and $1,212,192 in principal amount of the 1999 Note for the Series D Junior Preferred Stock and the Preferred Exchange Warrant contemplated hereby will be effected in reliance upon the exemption from securities registration afforded by the provisions Section 3(a)(9) of the Securities Act.

     The Company and CC hereby agree as follows:

1.   EXCHANGE.
     --------

     Upon the terms and subject to the satisfaction or waiver of the applicable conditions set forth in Section 5, the Company and CC agree to: (i) on January 31, 2002, exchange (the "First Exchange")1,500 shares of the Company's Series C-
                         --------------
1 Convertible Preferred Stock for 1,500 shares of Series D Junior Preferred Stock and the Preferred Exchange Warrant and amend the A Warrant and C Warrant as set forth in the Amended A Warrant and Amended C Warrant, (ii) upon a registration statement becoming available for the resale by CC of the Conversion Shares with respect to the Series D Junior Preferred Stock to be exchanged for the 1,000 shares of Series C-1 Preferred Stock not included in the First Exchange, exchange (the "Second Exchange") such shares of Series C-1 Preferred
                         ---------------
Stock which have not been previously converted or exchanged for a number of shares of Series D Junior Preferred Stock with an aggregate stated value equal to the aggregate stated value of the shares of the Series C-1 Preferred Stock being exchanged, and (iii) upon the consummation of a transaction or a series of transactions on or after January 18, 2002 in which the Company raises not less than $2,720,000 in equity financing (including the amount raised in the First Closing as contemplated under the Jona SPA) and the payment by the Company of $720,000 in principal amount of the 1999 Note and all accrued and unpaid interest, exchange (the "Third Exchange") $1,212,192 in principal amount of the
                         --------------
1999 Note for 1,984 shares of Series D Junior Preferred Stock. Subject to the satisfaction or waiver of the respective conditions set forth herein, an Exchange will be deemed to occur when, (i) with respect to the First Exchange, CC delivers to the Company, on the terms and subject to the conditions set forth herein, 1,500 shares of the Series C-1 Preferred Stock, the A Warrant and the C Warrant held by CC in exchange for 1,500 Series D Junior Preferred Stock, the Amended A Warrant, the Preferred Exchange Warrant and the Amended C Warrant;
(ii) with respect to the Second Exchange, CC delivers to the Company the Series C-1 Preferred Stock then held by CC in exchange for an equal number of shares of Series D Junior Preferred Stock, and (iii) with respect to the Third Exchange, CC delivers to the Company $1,212,192 in principal amount of the 1999 Note in exchange for 1,984 shares of Series D Junior Preferred Stock.

2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF CC.
     -----------------------------------------------

     CC hereby represents and warrants to the Company and agrees with the Company that, as of the date of this Agreement and as of the date of the each
Exchange:

     2.1  Authorization; Enforceability. CC is duly and validly organized,
          -----------------------------
validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with full power and authority to effect the Exchange and to execute and deliver this Agreement. This Agreement constitutes CC's valid and legally binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) or public policy.

     2.2  Information.  The Company has provided CC with information regarding
          -----------
the business, operations and financial condition of the Company, and has granted to CC the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Securities. Neither such information nor any other investigation conducted by CC or any of its representatives shall modify, amend or otherwise affect CC's right to rely on the Company's representations and warranties contained in this Agreement.

     2.3  Limitations on Disposition.  CC acknowledges that, except as provided
          --------------------------
in this Agreement and the registration rights agreements between the Company and CC, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

     2.4  Legend.  CC understands that the certificates representing the
          ------
Securities may bear at issuance a restrictive legend in substantially the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may not be
           --------------
          offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under such laws is available in connection with such offer or sale."

     Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of such Securities is registered pursuant to an effective registration statement and CC represents in writing to the Company that such Securities have been or are being sold pursuant to such registration statement, (B) such Securities have been publicly sold pursuant to Rule 144 ("Rule 144") and CC has delivered to the Company customary
                       --------
Rule 144 broker's and seller's representation letters, or (C) such Securities can be publicly sold pursuant to Rule 144(k) under the Securities Act, such Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder promptly upon request. Without limiting the generality of the foregoing, all of the 1,984,000 Conversion Shares to be issued upon the conversion of the Series D Junior Preferred Stock issued in exchange for the 1999 Note shall be issued without any legend or other restrictive language

     2.5  No Conflict. The execution, delivery and performance by CC of this
          -----------
Agreement has (A) have been approved by all necessary action (corporate or other) on the part of CC and (B) will not result in (i) any material violation of any provisions of its charter, bylaws or any other governing document in effect on the date hereof, (ii) any material violation of any instrument or contract to which it is a party or by which it is bound, or (iii) the creation of any material lien, charge or encumbrance upon any of its assets.

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.
     --------------------------------------------------------

     The Company hereby represents and warrants to CC and agrees with CC that, as of the date of this Agreement and as of the date of each Exchange:

     3.1  Organization, Good Standing and Qualification.  Each of the Company
          ---------------------------------------------
and each of its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and each of its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. For purposes of this Agreement, the term "subsidiary" or
                                                            ----------
"subsidiaries" shall mean any entity or entities in which the Company
-------------
beneficially owns 20% or more of the voting equity thereof.

     3.2  Authorization; Consents.  The Company has the requisite corporate
          -----------------------
power and authority to enter into and perform its obligations under (i) this Exchange Agreement, (ii) the Series D Articles of Amendment and (iii) Warrants (together, the "Transaction Documents"), to execute and file, and perform its
                ---------------------
obligations under the Series D Articles of Amendment, to make the prepayment of $720,000 under the 1999 Note, to issue Series D Junior Preferred Stock and to amend the A Warrant and C Warrant and to issue the Warrants to CC in accordance with the terms hereof and to issue and deliver Conversion Shares in accordance with the terms of the Series D Articles of Amendment and the Warrants. All corporate action on the part of the Company by its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents and (ii) the authorization, execution and filing of, and the performance by the Company of its obligations under, the Series D Articles of Amendment and the Warrants has been taken, and no further consent or authorization of the Company, its Board of Directors, its stockholders, any governmental agency or organization (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the registration of Conversion Shares), or any other person or entity is required (pursuant to any rule of the Nasdaq National Market, or otherwise).

     3.3  Enforcement.  Each of the Transaction Documents constitutes a valid
          -----------
and legally binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) or public policy.

     3.4  Disclosure Documents; Agreements; Financial Statements; Other
          -------------------------------------------------------------
Information.  The Company has filed with the Securities and Exchange Commission
-----------
(the "Commission"): (i) the Company's Annual Report on Form 10-KSB, as amended,
      ----------
for the year ended December 31, 2000, (ii) Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001, as amended where appropriate, (iii) all Current Reports on Form 8-K, if any, and any other reports, required to be filed with the Commission since December 31, 2000 and prior to the date hereof and (iv) the Company's definitive Proxy Statement for its 2001 Annual Meeting of Stockholders (collectively, the "Disclosure
                                                            ----------
Documents"). The Company is not aware of any event occurring on or prior to the
---------
Exchange Date (other than the transactions effected hereby and those being effected pursuant to the Jona SPA) that would require the filing of a Form 8-K, or with respect to which the Company intends to file, a Form 8-K after such date. Each Disclosure Document, as of the date of the filing thereof with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act") and, as of the date of such filing, such
                 ------------
Disclosure Document did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All agreements required to be filed as exhibits to the Disclosure Documents have been filed or incorporated by reference as required by the applicable provisions of the Exchange Act. Neither the Company nor any of its subsidiaries is in breach of any agreement to which it is a party or by which it is bound where such breach could have a material adverse effect on (i) the consolidated business, operations, properties, financial condition, prospects or results of operations of the Company and its subsidiaries taken as a whole, (ii) the transactions contemplated by the Transaction Documents, (iii) the Securities or (iv) the ability of the Company to perform its obligations under the Transaction Documents (collectively, a "Material Adverse Effect").
                                                  -----------------------
Except as set forth in the Disclosure Documents, neither the Company nor Jabber has any liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under generally accepted accounting principles, are not required to be reflected in such financial statements (including the footnotes to such financial statements) and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. As of their respective dates, the financial statements of the Company included in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).

     3.5  Disclosure.  All information relating to or concerning the Company set
          ----------
forth in this Agreement or provided to CC pursuant to paragraph 2.2 hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

     3.6  Capitalization.  The capitalization of the Company, including its
          --------------
authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon conversion and exercise of each of the Series D Junior Preferred Stock and the Warrants is set forth on Schedule 3.6 hereto. All of such
                                       ------------
outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. Except as set forth on Schedule 3.6, no
                                                              --------------
shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances created by or through the Company. The capitalization of Jabber, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to Jabber's stock option plans, and the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock of Jabber are set for on Schedule
                                                                      --------
3.6 hereto.  All of such outstanding shares of capital stock of Jabber have
---
been, validly issued, and are fully paid and non-assessable. Except as set forth on Schedule 3.6, no shares of the capital stock of Jabber are subject to
         ------------
preemptive rights or any other similar rights of the stockholders of Jabber or any liens or encumbrances created by or through Jabber or the Company. Except as disclosed on Schedule 3.6, or as contemplated herein, there are no
                ------------
outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries.

     3.7  Valid Issuance. The Series D Junior Preferred Stock is duly authorized
          --------------
and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company (collectively, "Encumbrances"), (ii) based in part
                                          ------------
upon the representations of CC in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws and (iii) will be entitled to all of the rights, preferences and privileges set forth in the Series D Articles of Amendment. The Conversion Shares are duly authorized and reserved for issuance and, when issued in accordance with the terms of the Series D Articles of Amendment and the Warrants, will be duly and validly issued, fully paid and nonassessable, free and clear of any Encumbrances. The Company's Board of Directors (i) has unanimously determined that the Exchange and the consummation of the transactions contemplated by the Transaction Documents (including without limitation, the prepayment of $720,000 under the 1999 Note and the issuance of the Conversion Shares upon conversion of the Series D Junior Preferred Stock and the exercise of the Warrants), are in the best interests of the Company and (ii) unanimously has approved the issuance of Conversion Shares upon conversion of the Series D Junior Preferred Stock and the exercise of the Warrants.

     3.8  No Conflict with Other Instruments.  Neither the Company nor any of
          ----------------------------------
its subsidiaries is in violation of any provisions of its charter, bylaws or any other governing document as amended and in effect on and as of the date hereof or in default or breach (including, without limitation, the provisions of the Company's Articles of Incorporation that set forth the terms of the Series C-1 Preferred Stock) (and no event has occurred which, with notice or lapse of time or both, would constitute a default or breach) under any provision of any instrument or contract to which it is a party or by which it is bound (including, without limitation, any agreement between the Company and CC), or of any provision of any Federal, state or foreign judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which violation, default or breach could reasonably be expected to have a Material Adverse Effect. The (i) execution, delivery and performance of the Transaction Documents, (ii) execution and filing of the Series D Articles of Amendment and
(iii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Series D Junior Preferred Stock and the reservation for issuance and issuance of the Conversion Shares) will not, in any such case, result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default or breach under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer, or any similar rights (whether pursuant to a "poison pill" provision or otherwise), on
                                       -----------
the part of holders of the Company's or any of its subsidiaries' securities.

     3.9  Financial Condition; Taxes; Litigation.
          --------------------------------------

          3.9.1 The Company's financial condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. There has been no material adverse change to the Company's business, operations, properties, financial condition, prospects or results of operations since the date of the Company's most recent audited financial statements contained in the Disclosure Documents.

          3.9.2 The Company has filed all tax returns required to be filed by it and paid all taxes which are due, except for taxes which it reasonably disputes or which could not have a Material Adverse Effect.

          3.9.3 Neither the Company nor any of its subsidiaries is the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission or any state securities commission or other governmental or regulatory entity which could have a Material Adverse Effect.

          3.9.4 Except as described in the Disclosure Documents, there is no claim, litigation or administrative proceeding pending, or, to the Company's knowledge, threatened or contemplated, against the Company or any of its subsidiaries, or against any officer, director or employee of the Company or any such subsidiary in connection with such person's employment therewith that, individually or in the aggregate, could have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could have a Material Adverse Effect.

     3.10 Reporting Company; Form S-3.  The Company is subject to the reporting
          ---------------------------
requirements of the Exchange Act, has a class of securities registered under
Section 12 of the Exchange Act, and has timely filed all reports required thereby. The Company is eligible to register for resale, in a secondary sale by a selling stockholder, shares of its Common Stock on a registration statement on Form S-3 under the Securities Act. To the Company's knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement dated as of February 28, 2001).

     3.11 Intellectual Property. The Company and each of its subsidiaries each
          ---------------------
has the right to use adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property rights necessary to conduct the businesses now operated by it, and none of them are aware of any infringement by a third party with respect to such rights or of any infringement by any of them or conflict with asserted rights of others that, in any such case, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a Material Adverse Effect.

     3.12 Registration Rights; Rights of Participation.  Except as described on
          --------------------------------------------
Schedule 3.12 hereto, (A) the Company has not granted or agreed to grant to any
-------------
person or entity any rights (including "piggy-back" registration rights) to have
                                        ----------
any securities of the Company registered with the Commission or any other governmental authority and (B) no person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, anti-dilutive right or any similar right to participate in, or to receive securities of the Company or other consideration as a result of, the transactions contemplated by the Transaction Documents which has not been waived or will not be waived or otherwise satisfied as of the date of the Exchange.

     3.13 Fees.  The Company is not obligated to pay any compensation or other
          ----
fee, cost or related expenditure to any underwriter, broker, agent or other representative or entity in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless CC from and against any claim by any person or entity alleging that CC is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby.

     3.14  Solicitation; Other Issuances of Securities. Neither the Company nor
           ------------  -----------------------------
any of its subsidiaries or affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities, (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Securities under the Securities Act or (iii) has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Securities to CC.

     3.15  Regulatory Permits.  The Company and each of its subsidiaries
           ------------------
possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, except where the failure to so possess such certificates, authorizations or permits could not have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which revocation or modification could have a Material Adverse Effect.

     3.16  Intentionally Omitted.
           ---------------------

     3.17  Environment.  Except as disclosed in the Disclosure Documents (i)
           -----------
there is no environmental liability, nor factors likely to give rise to any environmental liability, affecting any of the properties of the Company or any of its subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect and (ii) neither the Company nor any of the subsidiaries has violated any environmental laws applicable to it now or previously in effect ("Environmental Laws"), other than such violations or infringements that,
  ------------------
individually or in the aggregate, have not had and will not have a Material Adverse Effect.

     3.18  Solvency.  The Company and each of its subsidiaries (i) is able to
           --------
realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (ii) does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature in their ordinary course, (iii) is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which its assets would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which it is engaged or is to engage. In the case of the Company and each of its subsidiaries, (i) the fair value of its assets is greater than the total amount of liabilities, including, without limitation, its contingent liabilities, and (ii) the present fair salable value of its assets is not less than the amount that will be required to pay its probable liabilities on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

4.   COVENANTS OF THE COMPANY.
     ------------------------

     4.1    Corporate Existence.  The Company shall, so long as CC or any
            -------------------
affiliate of CC beneficially owns any Securities, maintain its corporate existence in good standing under the jurisdiction of its incorporation and shall pay all taxes owed by it when due except for taxes which the Company reasonably disputes.

     4.2    Provision of Information.  The Company shall, so long as CC or any
            ------------------------
affiliate of CC beneficially owns any Securities, provide CC with copies of all materials sent to stockholders, in each such case at the same time that it mails such materials to its stockholders.

     4.3    Reporting Status.  As long as CC or any affiliate of CC beneficially
            ----------------
owns any Securities and until the date on which any of the foregoing may be sold to the public pursuant to Rule 144(k) (or any successor rule or regulation), (i) the Company shall timely file with the Commission all reports required to be so filed pursuant to the Exchange Act and (ii) the Company shall not terminate its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination. The Company agrees to issue a press release describing the transactions contemplated by the Transaction Documents and the Jona SPA and to file a Form 8-K containing such description on or prior to January 22, 2002 and to file with the Commission a Form 8-K in the form required by the Exchange Act and sufficient to permit CC to make sales under the Registration Statement numbered 333-57442 declared effective December 4, 2001 and under Rule 144, describing the terms of the transactions contemplated by the Transaction Documents and the Jona SPA, with this Agreement and all schedules and exhibits attached to such Form 8-K as an exhibit thereto, on or before January 29, 2002.

     4.4    Reservation of Common Stock.  The Company shall at all times
            ---------------------------
following the date of Exchange have authorized and reserved for issuance to CC pursuant to the Series D Junior Preferred Stock and the Warrants, free from any preemptive rights, a number of shares of Common Stock equal to the number of Conversion Shares issuable upon conversion of the Series D Junior Preferred Stock and the exercise of the Warrants (the "Reserved Amount").
                                             ---------------

     4.5    Quotation on Nasdaq.  The Company shall use its best efforts to
            -------------------
maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq National Market or the New York Stock Exchange for a minimum of five (5) years following the date of the Exchange.

     4.6    Registration of Conversion Shares.
            ---------------------------------

     4.6.1  Registrable Shares.  Without any implication that the contrary
            ------------------
would otherwise be the case, the Company and CC hereby acknowledge that all shares of Common Stock issuable under the Series D Junior Preferred Stock and the Warrants shall constitute "Conversion Shares" and "Registrable Securities"
                               -----------------       ----------------------
for all purposes of the

Registration Rights Agreement and the Securities Purchase Agreement, each dated February 28, 2001, and CC shall be deemed a Purchaser and Holder of such Conversion Shares for purposes of and as that term is used in that Registration Rights Agreement.

     4.6.2  Sales under Registration Statement  No. 333-57442.  The Company
            -------------------------------------------------
hereby agrees and covenants that it will promptly take whatever actions that are necessary, if any, to permit CC to sell up to 1,000,000 of the Conversion Shares with respect to the Series C-1 Preferred Stock, up to 500,000 Conversion Shares with respect to the Amended C Warrant and up to 150,116 Conversion Shares with respect to the Amended A Warrant under the Registration Statement numbered 333-57442 declared effective December 4, 2001.

     4.6.3  Registration Statements. (i) The Company hereby agrees and
            -----------------------
covenants to include not less than 4,484,000 Conversion Shares with respect to the Series D Junior Preferred Stock (such that all such Conversion Shares which can not be sold under Registration Statement No. 333-57442 can be sold under the Registration Statement contemplated by this Section 4.6.3), and 750,000 Conversion Shares with respect to the Preferred Exchange Warrant as "Registrable Securities" under the Registration Rights Agreement and register such Conversion Shares under a registration statement filed pursuant to Section 2 of the Registration Rights Agreement (the "Registration Statement").
                                        ----------------------

     4.6.4  Tacking.  The Company further acknowledges that for purpose of
            --------
Rule 144 CC will be deemed to have purchased the Series D Junior Preferred Stock and the Preferred Exchange Warrant, the Amended A Warrant and the Amended C Warrant on the dates of CC's purchase of the Series C-1 Preferred Stock, the A Warrant, the C Warrant and the 1999 Note, respectively.

     4.7    Prepayment and Exchange of the 1999 Note. The Company shall, to the
            ----------------------------------------
extent it raises more than $2,000,000 in the proposed issuance to Jona, Inc. or otherwise, first use all such proceeds in excess of $2,000,000 to prepay up to $720,000 in principal amount of the 1999 Note and to pay interest accrued and not otherwise paid prior to the Third Exchange, and upon such prepayment of $720,000 in principal amount of the 1999 Note, the Company will exchange 1,984 shares of Series D Junior Preferred Stock for the $1,212,192 principal balance of the 1999 Note.

     4.8    No Indebtedness. So long as any amount remains due under or with
            ---------------
respect to the 1999 Note, the Company shall not incur any Indebtedness other than the $1,200,000 indebtedness to Jona, Inc. "Indebtedness" means, (a) all
                                                 ------------
obligations of the Company for borrowed money and all obligations of the Company evidenced by bonds, debentures, notes or other similar instruments (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit (other than letters of credit supporting trade payables in the ordinary course of business), whether or not drawn, and banker's acceptances issued for the account of the Company (c) all obligations of the Company as lessee under leases which have been or should be, in accordance with generally accepted accounting principles ("GAAP"), recorded as capitalized lease
                                 ----
liabilities; (d) net
liabilities of the Company under all swap contracts; (e) whether or not so included as liabilities in accordance with GAAP, all obligations of the Company to pay the deferred purchase price of property or services (other than obligations under employment contracts, restrictive covenants or similar arrangements or trade payables in the ordinary course of business), and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by the Company (including indebtedness arising under conditional sales or other title retention agreements) whether or not such indebtedness shall have been assumed by the Company or is limited in recourse,
(f) liabilities in accordance with GAAP of the Company with respect to lease paper sold by the Company or any other persons or entities, and (g) all contingent obligations of the Company in respect of any of the foregoing whether the Company or another person or entity is the principal obligor in respect thereof.

     4.9  Intentionally Omitted.
          ---------------------

     4.10 Adjustment in Number of Shares of Series D Junior Preferred Stock.  In
          -----------------------------------------------------------------
the event that the terms of any funding by the Company during the period beginning on the date hereof and ending on the date of the earliest to occur of
(i) the second anniversary of the First Exchange, (ii) the raising by the Company after January 21, 2002 of proceeds of equity financing aggregating at least an additional $7.5 million in addition to the proceeds of the financings contemplated by (A) the Jona SPA (other than the proceeds of exercise of warrants issued to Jona, Inc. to the extent such proceeds constitute "additional proceeds" under item (ii) of Section 4.12 of the Jona SPA and (B) the Exchange Agreement or (iii) the Closing Bid Price (as defined in the Series D Articles of Amendment) has exceeded $3.00 for thirty (30) consecutive Trading Days following the effective date of the registration statement filed pursuant to
Section 4.6.3 hereof is at an effective offering price ("Effective Price") of
                                                         ---------------
less than $1.00 per share of Common Stock, in addition to the Conversion Price adjustment as to shares of Series D Junior Preferred Stock then outstanding pursuant to Section 6(a) of the Series D Articles of Amendment, the Company shall issue to CC such number of additional shares of the Company's Series D Junior Preferred Stock as is necessary to cause the value of the total number of shares of the Company's Series D Junior Preferred Stock previously converted, including such additional shares of Series D Junior Preferred Stock, delivered to CC in connection with the Exchange contemplated hereunder and to be delivered in connection with such issuance to be equal to the aggregate Stated Value of the Series D Junior Preferred Stock previously converted, less the amount (if any) received by CC in connection with the sale or other transfer of the Series D Junior Preferred Stock or Common Stock issued upon conversion of the Series D Junior Preferred Stock at a price in excess of $1.00 per share, the value per share of the Series D Junior Preferred Stock being deemed to be the Effective Price. If the securities sold in such offering are securities of the Company which are convertible into the Company's Common Stock and no other securities are sold with such convertible securities and the convertible securities do not provide for the payment of interest or dividends, other than dividends payable equally to all of the Company's securities holders, the conversion price for the convertible securities shall be deemed to be the Effective Price. If the funding includes securities other than the Company's Common Stock or securities convertible into the

Company's Common Stock, which convertible securities do not entitle the holders thereof to any interest or dividend payments other than those available to all of the Company's securities holders, the Company and CC shall negotiate in good faith to determine the Effective Price. If the parties cannot agree on the Effective Price within thirty (30) days of the closing of the funding, the Company and CC shall each indicate in writing what they believe to be the Effective Price and shall submit the determination of the effective Price to arbitration in Denver, Colorado in accordance with the rules of the American Arbitration Association. The determination of the Effective Price pursuant to such arbitration shall be binding on the parties. The party whose stated Effective Price is furthest from the price established in arbitration shall pay the cost of such arbitration. If the difference between the stated Effective Price for each of the parties is equal, the cost of the arbitration shall be borne equally by the parties.

     4.11  MFN Treatment. The Company hereby covenants that, to the extent the
           -------------
Jona SPA and the exhibits thereto contain terms more favorable than those under this Agreement and its exhibits, including, without limitation, terms governing anti-dilution adjustments under the various instruments issued under the Jona SPA, the Company shall promptly cause this Agreement and its exhibits modified so as to provide for equally favorable rights for CC, as applicable.

     4.12  Outstanding Securities. In consideration of the Exchanges and
           ----------------------
amendments contemplated hereunder and the Company's undertakings and agreements contained herein, CC acknowledges and the parties agree that as a result of the issuance of the Common Stock and Jona Warrant to Jona, Inc., the conversion price of the Series C-1 Preferred Stock and the conversion price of the 1999 Note have been adjusted to One Dollar ($1.00).

5.  CONDITIONS TO EXCHANGE.
    ----------------------

     5.1   Conditions to CC's Obligations at the First Exchange.  CC's
           -----------------------------------------------------
obligations at the First Exchange, including without limitation its obligation to exchange the 1,500 Series C-1 Preferred Stock, the A Warrant and the C Warrant for the 1,500 Series D Junior Preferred Stock, the Amended A Warrant, the Preferred Exchange Warrant and the Amended C Warrants are conditioned upon the satisfaction by the Company (or waiver by CC) on or prior to January 31, 2002 of each of the following events as of the date of the First Exchange:

          5.1.1 the First Closing contemplated under the Jona SPA shall have been consummated;

          5.1.2 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date;

          5.1.3 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before such date;

          5.1.4 Registration Statement No. 333-57442 declared effective December 4, 2001 shall be available for use by CC to resell up to 1,000,000 Conversion Shares with respect to the Series C-1 Preferred Stock, 150,115 Conversion Shares with respect to the Amended A Warrant and 500,000 Conversion Shares with respect to the Amended C Warrant and all other Conversion Shares covered by that Registration Statement;

          5.1.5 the Company shall have delivered to CC a certificate, signed by an officer of the Company, certifying that the conditions specified in this paragraph 5.1 have been fulfilled as of the date of the First Exchange, it being understood that CC may rely on such certificate as though it were a representation and warranty of the Company made herein;

          5.1.6 the Company shall have delivered to CC duly executed certificates representing 1,500 shares of Series D Junior Preferred Stock being exchanged for 1,500 shares of Series C-1 Preferred Stock;

          5.1.7 the Company shall have delivered to CC duly executed Amended A Warrant and duly executed Amended C Warrant;

          5.1.8 the Company shall have delivered to CC an opinion of counsel to the Company, dated as of such date, in substantially the form attached hereto as Exhibit H, and covering such
                                           ---------
                   additional matters as may be reasonably requested by CC;

          5.1.9    Intentionally Omitted;

          5.1.10 the Company shall have authorized and reserved for issuance the number of shares of Common Stock required to be reserved with respect to 1,500 shares of Series D Junior Preferred Stock, the Amended A Warrant and the Amended C Warrant under paragraph 4.4 hereof, and shall have provided CC with reasonable evidence thereof;

          5.1.11 the Company shall have duly filed the Series D Articles of Amendment with the Secretary of State of the State of Colorado and copies thereof certified by the Secretary of State of the State of Colorado shall have been delivered to CC and the Series D Articles of Amendment shall not have been amended, modified or rescinded;

          5.1.12 the Company shall have delivered to CC a Certificate by the Secretary of the Company, certifying copies of the Articles of Incorporation, Bylaws, resolutions authorizing the Transaction Documents and the Transaction Documents and the transactions contemplated thereby and incumbency in a form reasonably satisfactory to CC; and

          5.1.13 since the date of this Agreement, there shall not have occurred, in the reasonable judgment of CC, a material adverse change in the business, operations, financial condition, properties, prospects or results of operation of the Company.

          5.1.14 the Company shall have executed and delivered the Registration Rights Agreement.

     5.2  Conditions to CC's Obligations at the Second Exchange.  CC's
          ------------------------------------------------------
obligations at the Second Exchange, including without limitation its obligation to exchange up to 1,000 shares of Series C-1 Preferred Stock to the extent they haven't been converted prior to the Second Exchange, are conditioned upon the satisfaction by the Company (or waiver by CC) each of the following events as of the date of the Second Exchange:

          5.2.1    the First Exchange shall have been consummated;

          5.2.2    the Registration Statement to be filed pursuant to Section
                   4.6.3 hereof shall have been declared effective by the SEC, and it and Registration Statement No. 333-57442 shall be available for use by CC for the resale of all of the Registrable Securities (as defined in the Registration Rights Agreement dated February 28, 2001) and all the Conversion Shares issuable with respect to the Securities issued in the First Exchange and a registration statement shall be available for use by CC to resell the Conversion Shares with respect to the shares of Series D Junior Preferred Stock to be issued in exchange for the Series C-1 Preferred Stock at the Second Exchange;

          5.2.3 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date;

          5.2.4 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the Second Exchange;

          5.2.5 the Company shall have delivered to CC a certificate, signed by an officer of the Company, certifying that the conditions specified in this paragraph 5.2 have been fulfilled as of the Second Exchange, it being understood that CC may rely on such certificate as though it were a representation and warranty of the Company made herein;

          5.2.6 the Company shall have delivered to CC duly executed certificates representing a number of shares of Series D Junior Preferred Stock equal to the number of shares of Series C-1 Preferred Stock being exchanged therefor;

          5.2.7    Intentionally Omitted;

          5.2.8 the Company shall have delivered to CC an opinion of counsel to the Company, dated as of such date, in substantially the form attached hereto as Exhibit H, and covering such
                                           ---------
                   additional matters as may be reasonably requested by CC;

          5.2.9    Intentionally Omitted;

          5.2.10 the Company shall have authorized and reserved for issuance the number of shares of Common Stock required to be reserved under paragraph 4.4 hereof, and shall have provided CC with reasonable evidence thereof;

          5.2.11 the Company shall have delivered to CC a Certificate by the Secretary of the Company, certifying copies of the Articles of Incorporation, Bylaws, resolutions authorizing the Transaction Documents and the Transaction Documents and the transactions contemplated thereby and incumbency in a form reasonably satisfactory to CC; and

          5.2.12 since the date of this Agreement, there shall not have occurred, in the reasonable judgment of CC, a material adverse change in the business, operations, financial condition, properties, prospects or results of operation of the Company.

     5.3  Conditions to CC's Obligations at the Third Exchange.  CC's
          -----------------------------------------------------
obligations at the Third Exchange, including without limitation its obligation to exchange $1,212,192 in principal amount of the 1999 Note for 1,984 shares of Series D Junior Preferred Stock are conditioned upon the satisfaction by the Company (or waiver by CC) on or prior to March 31, 2002 of each of the following events as of the date of the Third Exchange:

          5.3.1 the Company shall have raised on or after January 18, 2002 not less than $2,720,000 in equity financing in connection with the issuances to Jona, Inc. pursuant to the Jona SPA or otherwise;

          5.3.2 the Company shall have prepaid $720,000 in principal amount of the 1999 Note after the date of this Agreement and have paid all interest accrued and not otherwise paid prior to the Third Exchange;

          5.3.3 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date;

          5.3.4 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the Third Exchange;

          5.3.5 the Company shall have delivered to CC a certificate, signed by an officer of the Company, certifying that the conditions specified in this paragraph 5.3 have been fulfilled as of the Third Exchange, it being understood that CC may rely on such certificate as though it were a representation and warranty of the Company made herein;

          5.3.6 the Company shall have delivered to CC duly executed certificates representing 1,984 shares of Series D Junior Preferred Stock issued in exchange for $1,212,192 in principal amount of the 1999 Note;

          5.3.7 the Company shall have executed and delivered to the transfer agent it instruction letter in the form attached hereto as
                   Exhibit I;
                   ---------

          5.3.8 the Company shall have delivered to CC an opinion of counsel to the Company, dated as of such date, in substantially the form attached hereto as Exhibit H, and covering such
                                           ---------
                   additional matters as may be reasonably requested by CC;

          5.3.9    Intentionally Omitted;

          5.3.10 the Company shall have authorized and reserved for issuance the number of shares of Common Stock required to be reserved under paragraph 4.4 hereof, and shall have provided CC with reasonable evidence thereof;

          5.3.11 the Company shall have delivered to CC a Certificate by the Secretary of the Company, certifying copies of the Articles of Incorporation, Bylaws, resolutions authorizing the Transaction Documents and the Transaction Documents and the transactions contemplated thereby and incumbency in a form reasonably satisfactory to CC;

          5.3.12 since the date of this Agreement, there shall not have occurred, in the reasonable judgment of CC, a material adverse change in the business, operations, financial condition, properties, prospects or results of operation of the Company; and

          5.3.13 CC shall be permitted to resell the Conversion Shares issuable upon the conversion of the Series D Junior Preferred Stock issued in exchange for the 1999 Note without limitation as to volume or manner of sale under Rule 144(k).

     Notwithstanding anything to the contrary contained herein, if the conditions to the Third Exchange are satisfied prior to the consummation of the Second Exchange, the Third Exchange will occur prior to the Second Exchange.

     5.4  Conditions to Company's Obligations at the Closing.  The Company's
          ---------------------------------------------------
obligations at the First Exchange, the Second Exchange and the Third Exchange are conditioned upon the satisfaction (or waiver by the Company) of each of the following events as of the date of the applicable Exchange:

          5.4.1 the representations and warranties of CC shall be true and correct in all material respects as of such date as if made on such date; and

          5.4.2 CC shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by CC on or before the date of such Exchange.

     6.   MISCELLANEOUS.
          -------------

     6.1  Survival.  The representations and warranties made by the parties
          --------
herein shall survive each Exchange notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties. The Company agrees that it will indemnify and hold harmless CC for any loss, claim, liability, damage or expense, as incurred by CC, arising out of or in connection with (a) a breach by the Company of any representation, warranty or agreement made in any Transaction Document, (b) any cause of action, suit or claim brought or made against such indemnitee (other than directly by the Company solely for breach of this Agreement by the indemnitee) and arising out of or resulting from (whether in whole or in part) the execution, delivery, performance or enforcement of any Transaction Document), any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or the status of the CC as an investor in the Company, except to the extent that such actual loss or damage results from a breach by such indemnitee of this Agreement or the Registration Agreement or from a CC's violation of law, or (c) any characterization concerning any Transaction Document other than as expressly provided herein or therein, as the case may be, including, without limitation, any characterization that the exercise of CC rights and remedies under any of the Transaction Documents (or through a combination) results in a CC acting (or agreeing to act) other than independently and on its own behalf. The right to indemnification shall include the right to advancement of expenses as they are incurred.

          6.2  Successors and Assigns.  The terms and conditions of this
               ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign it rights or obligations under this Agreement except as may be specifically provided by the Transaction Documents.

          6.3  No Reliance.  Each party acknowledges that (i) it has such
               -----------
knowledge in business and financial matters as to be fully capable of evaluating the Transaction Documents and the transactions contemplated hereby and thereby,
(ii) it is not relying on any advice or representation of the other party in connection with entering into the Transaction Documents or such transactions (other than the representations made in the Transaction Documents), (iii) it has not received from such party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into the Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into the Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by such party.

          6.4  Injunctive Relief. The Company acknowledges that a breach by it
               -----------------
of its obligations hereunder will cause irreparable harm to CC and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

          6.5  Governing Law; Jurisdiction.  This Agreement shall be governed by
               ---------------------------
and construed under the laws of the State of Illinois without regard to the conflict of laws provisions thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in City of Chicago, for the adjudication of any dispute hereunder or under any Transaction Document or in connection herewith or therewith or with any transaction contemplated hereby or thereby or discussed herein or therein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          6.6  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

          6.7  Headings; Drafting.  The headings used in this Agreement are used
               ------------------
for convenience only and are not to be considered in construing or interpreting this Agreement. The parties shall be deemed to have participated jointly in the drafting of the Transaction Documents, and no provision hereof or thereof shall be construed against any party as the drafter thereof.

          6.8  Notices.  Any notice, demand or request required or permitted to
               -------
be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

          If to the Company:

          WEBB Interactive Services, Inc.
          1899 Wynkoop, Suite 600
          Denver, Colorado 80202
          Tel:  303-296-9200
          Fax:  303-292-5309
          Attn: William Cullen

          with a copy to:

          Gray, Plant, Mooty, Mooty & Bennet, P.A.
          3400 City Center
          33 South Sixth Street
          Minneapolis, MN 55402-3796
          Tel:  612-343-2827
          Fax:  612-333-0066
          Attn: Lindley S. Branson, Esq.

          If to CC:

          Castle Creek Technology Partners LLC
          111 West Jackson Blvd.
          Suite 2020
          Chicago, IL  60604
          Tel:  312.499.6916
          Fax:  312.499.6999
          Attn: Thomas  A. Frei
                Managing Director

          with a copy to:

          Altheimer & Gray
          10 South Wacker Drive
          Suite 4000
          Chicago, IL  60606-7407
          Tel:  312.715.4020
          Fax:  312.715.4800
          Attn: John E. Lowe, Esq.

          6.9  Expenses.  The Company and CC shall each pay its own costs and
               --------
expenses that it incurs in connection with the negotiation, execution, delivery and performance of the Transaction Documents.

          6.10 Prior Agreements; Amendments.  Except to the extent amended
               ----------------------------
hereby, the prior written agreements between the parties, including, without limitation, the Securities Purchase Agreement and Registration Rights Agreement, each dated as of February 28, 2001, shall remain in full force and effect. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and CC.

          7.   Termination. This Agreement may be terminated by CC, in which
               -----------
case it shall be of no further force or effect, if the First Exchange shall not have occurred on or prior to January 31, 2002.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

WEBB INTERACTIVE SERVICES, INC.


By: /s/ Lindley S. Branson
    --------------------------------------
     Name: Lindley S. Branson
     Title: Vice President/General Counsel


CASTLE CREEK TECHNOLOGY PARTNERS LLC
By: CASTLE CREEK PARTNERS, L.L.C.
Its:  Investment Manager

     By: /s/ Thomas A. Frei
         ---------------------------------
         Thomas A. Frei, Managing Director

EXHIBIT A
TO EXCHANGE AGREEMENT

                    See Exhibit 10.1 to Form 8-K as amended.

EXHIBIT B
TO EXCHANGE AGREEMENT

                             ARTICLES OF AMENDMENT

                                    to the

                           ARTICLES OF INCORPORATION

                                      of

                        WEBB INTERACTIVE SERVICES, INC.

                         Pursuant to Section 7-106-102
                   of the Colorado Business Corporation Act


     WEBB INTERACTIVE SERVICES, INC., a Colorado corporation (the "Corporation"), hereby amends its Articles of Incorporation by adopting these
 -----------
Articles of Amendment ("Articles of Amendment") pursuant to Section 7-106-102 of
                        ---------------------
the Colorado Business Corporation Act to authorize a series of the Corporation's previously authorized Preferred Stock, no par value (the "Preferred Stock"), as
                                                          ---------------
follows:

     1. The name of the Corporation is WEBB INTERACTIVE SERVICES, INC.

     2. The Corporation's Board of Directors duly adopted these Articles of Amendment on January ___, 2002.

     3. These Articles of Amendment hereby amend Article [ IV] of the Corporation's Articles of Incorporation by adding the following language at the end of such Article as follows:

[12]. SERIES D JUNIOR CONVERTIBLE PREFERRED STOCK

1. DESIGNATION AND AMOUNT

     The designation of this series, which consists of Four Thousand Four Hundred Eighty Four (4,484) shares of Preferred Stock, is the "Series D Junior Convertible Preferred Stock" (the "Series D Junior Preferred Stock") and the
                                   -------------------------------
face amount of each share of Series D Junior Preferred Stock (each, a "Preferred
                                                                       ---------
Share" and collectively, the
-----

"Preferred Shares") shall be One Thousand Dollars ($1,000.00) per Preferred
 ----------------
Share (the "Stated Value"). The date on which the Preferred Shares are issued
            ------------
pursuant to the Exchange Agreement, dated as of January 17, 2002, between the Corporation and Castle Creek Technology Partners LLC (the "Exchange Agreement")
                                                           ------------------
is referred to herein as the "Issue Date". The holders of Preferred Shares are
                              ----------
each referred to as a "Holder" and, collectively, as the "Holders". Any
                       ------                             -------
capitalized term used herein that is not otherwise defined shall have the meaning specified therefor in the Exchange Agreement.

2. DIVIDENDS.

     In the event that any dividend or other distribution is declared, paid or made to holders of Common Stock, the Corporation shall declare, pay and make an identical dividend or distribution to the Holders of Preferred Stock in the same amount per share as is paid or made to holders of Common Stock. In the absence of such dividends or distributions to holders of Common Stock, the Series D Junior Preferred Stock will not bear dividends.

3. PRIORITY

     (a)    Payment upon Dissolution.
            ------------------------

            (i) Upon the occurrence of (x) any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, commenced by the Corporation or by its creditors, as such, or relating to its assets or (y) the dissolution or other winding up of the Corporation whether total or partial, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (z) any assignment for the benefit of creditors or any marshalling of the material assets or material liabilities of the Corporation (each, a "Liquidation
                                                                     -----------
Event"), no distribution shall be made to the holders of any shares of Junior
-----
Securities (as defined below) unless, following the payment of preferential amounts on all Senior Securities (as defined below), each Holder shall have received the Liquidation Preference (as defined below) with respect to each Preferred Share then held by such Holder. In the event that upon the occurrence of a Liquidation Event, and following the payment of preferential amounts on all Senior Securities (as defined below), the assets available for distribution to the Holders and the holders of Pari Passu Securities are insufficient to pay the Liquidation Preference with respect to all of the outstanding Preferred Shares and the preferential amounts payable to such holders, the entire assets of the Corporation shall be distributed ratably among the Preferred Shares and the shares of Pari Passu Securities in proportion to the ratio that the preferential amount payable on each such share (which shall be the Liquidation Preference in the case of a Preferred Share) bears to the aggregate preferential amount payable on all such shares.

          (ii) The "Liquidation Preference" with respect to a Preferred Share
                    ----------------------
shall mean an amount equal to the Stated Value of such Preferred Share. "Junior
                                                                         ------
Securities" shall mean the Common Stock and all other capital stock of the
----------
Corporation that are not Pari Passu Securities or Senior Securities. "Pari Passu
                                                                      ----------
Securities" shall mean any
----------
securities ranking by their terms pari passu with the Series D Junior Preferred Stock in respect of redemption or distribution upon liquidation. "Senior
                                                                  ------
Securities" shall mean (i) any debt issued or assumed by the Corporation and
----------
(ii) any securities of the Corporation which by their terms have a preference over the Series D Junior Preferred Stock in respect of redemption or distribution upon liquidation.

4. CONVERSION.

     (a)  Right to Convert.  Each Holder shall have the right to convert, at any
          ----------------
time and from time to time after the Issue Date, all or any part of the Preferred Shares held by such Holder into such number of fully paid and non-assessable shares ("Conversion Shares") of the Common Stock as is determined in
                    -----------------
accordance with the terms hereof (a "Conversion").
                                     ----------

     (b)  Conversion Notice. In order to convert Preferred Shares, a Holder
          -----------------
shall send to the Corporation by facsimile transmission, at any time prior to 11:59 p.m., eastern time, on the date on which such Holder wishes to effect such Conversion (the "Conversion Date"), (i) a notice of conversion in substantially
                 ---------------
the form of Exhibit A hereto (a "Conversion Notice") stating the number of
                                 -----------------
Preferred Shares to be converted, the Conversion Price (as defined below) and a calculation of the number of shares of Common Stock issuable upon such Conversion and (ii) a copy of the certificate or certificates representing the Preferred Shares being converted. The Holder shall thereafter send the original of the Conversion Notice and of such certificate or certificates to the Corporation. The Corporation shall issue a new certificate for Preferred Shares in the event that less than all of the Preferred Shares represented by a certificate delivered to the Corporation in connection with a Conversion are converted. Except as otherwise provided herein, upon delivery of a Conversion Notice by a Holder in accordance with the terms hereof, such Holder shall, as of the Conversion Date, be deemed for all purposes to be record owner of the Common Stock to which such Conversion Notice relates. In the case of a dispute between the Corporation and a Holder as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion (including without limitation the calculation of any adjustment to the Conversion Price pursuant to
Section 6 below), the Corporation shall issue to such Holder the number of Conversion Shares that are not disputed within the time periods specified in paragraph 4(e) below and shall submit the disputed calculations to its independent accountant within two (2) Business Days of receipt of such Holder's Conversion Notice. The Corporation shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Corporation and such Holder of the results in writing no later than three (3) Business Days following the Corporation's receipt of such Holder's Conversion Notice (such 3rd Business Day being referred to herein as the "Disputed Share Calculation Date"). Such
                                     -------------------------------
accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

     (c)  Number of Conversion Shares; Conversion Price.
          ---------------------------  ----------------

          (A) The number of Conversion Shares to be delivered by the Corporation pursuant to a Conversion shall be determined by dividing (i) the aggregate Stated Value of the Preferred Shares to be converted by (ii) the Conversion Price (as defined below) in effect on the Conversion Date.

          (B) "Conversion Price" with respect to the Preferred Shares shall
               ----------------
initially be One Dollar ($1.00). The Conversion Price shall be subject to adjustment for any stock splits, combinations, stock dividends, reclassifications or other events as provided in Section 6 hereof and as otherwise provided in these Articles of Amendment.

     (d)  Certain Definitions.
          -------------------

          (i) "Business Day" means any day on which the New York Stock Exchange
               ------------
and commercial banks located in the City of New York are open for business.

          (ii) "Closing Bid Price" means, with respect to the Common Stock, the
                -----------------
closing bid price for the Common Stock occurring on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to each Holder of the then outstanding Preferred Shares (collectively, "Bloomberg")
                                                                     ---------
or if the foregoing does not apply, the last reported bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no bid price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. (collectively, the "Applicable Reporting Entity"). If the Closing Bid Price
                         ---------------------------
cannot be calculated for such security on any of the foregoing bases, the Closing Bid Price of such security shall be the fair market value as reasonably determined by an independent investment banking firm selected by a majority in Stated Value of Preferred Shares, and reasonably acceptable to the Corporation, with the costs of such appraisal to be borne by the Corporation.

          (iii) "Effective Date" means December 4, 2001.
                 --------------

          (iv)  "Market Price" means the average Closing Bid Price for the
                 ------------
Common Stock occurring during the period of ten (10) consecutive Trading Days immediately preceding (but not including) the date of determination (but in no event greater than the Closing Bid Price on the Trading Day immediately preceding such date of determination); provided that if the Market Price cannot be calculated as aforesaid, such Market Price shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the Holders of a majority of the Preferred Shares then outstanding, with the costs of such appraisal to be borne by the Corporation.

          (v) "Trading Day" means any day on which the Common Stock is purchased
               -----------
and sold on the principal securities exchange or market on which the Common Stock is then listed or traded.

     (e)  Delivery of Conversion Shares. Upon receipt of a Conversion Notice
          -----------------------------
from a Holder, the Corporation shall, on or before the close of business on the later to occur of (i) the third (3rd) Business Day following the Conversion Date set forth in such Conversion Notice and (ii) with respect to Conversion Shares that are the subject of a dispute as described in paragraph 4(b) above, the Business Day immediately following the Disputed Share Calculation Date (such Business Day being referred to herein as a "Delivery Date"), issue and deliver
                                            -------------
or cause to be delivered to such Holder the number of Conversion Shares to which such Holder is entitled to receive as provided herein. The Corporation shall effect delivery of Conversion Shares to a Holder by, as long as the transfer agent for the Corporation (the "Transfer Agent") participates in the Depository
                                --------------
Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"),
                ---                                                ----
crediting the account of such Holder or its nominee at DTC (as specified in Conversion Notice or otherwise in writing) with the number of Conversion Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that Transfer Agent is not a participant in FAST, or if Conversion Shares are not otherwise eligible for delivery through FAST, or if a Holder so specifies in a Conversion Notice or otherwise in writing on or before the Delivery Date, the Corporation shall effect delivery of Conversion Shares by delivering to the Holder or its nominee physical certificates representing such shares, no later than the close of business on such Delivery Date. If any Conversion would create a fractional Conversion Share, such fractional share shall be disregarded and the number of Conversion Shares shall be the rounded to the nearest whole number of shares. Conversion Shares delivered to a Holder shall not contain any restrictive legend as long as (A) the resale, transfer, pledge or other disposition of such shares is covered by an effective registration statement and such Holder represents in writing to the Corporation that such shares have been or are being sold pursuant to such registration statement, (B) such shares have been publicly sold pursuant to Rule 144 ("Rule
                                                                          ----
144"), or (C) such shares can be sold pursuant to Rule 144(k) under Securities
---
Act of 1933, as amended (the "Securities Act"), or any successor rule or
                              --------------
provision.

     (f)  Failure to Deliver Conversion Shares.
          ------------------------------------

          (i) In the event that, as a result of any willful action or failure to act on the part of the Corporation (whether under these Articles of Amendment, under any other Transaction Document (as defined in the Exchange Agreement) or otherwise, including without limitation a failure by the Corporation to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to conversions of Preferred Shares), a Holder has not received certificates (without any restrictive legend in the circumstances described in clause (A), (B) or (C) of paragraph 4(e) above) representing the number of Conversion Shares specified in the Conversion Notice on or before the Delivery Date therefor (a "Conversion Default"), and such failure to deliver certificates
                  ------------------
continues for ten (10) Business Days following the delivery of written notice thereof from such Holder (such tenth Business Day being referred to herein as the "Conversion

Default Date"), the Corporation shall pay to such Holder payments ("Conversion
                                                                    ----------
Default Payments") in the amount of (i) "N" multiplied by (ii) the aggregate
----------------                            ----------
Stated Value of the Preferred Shares which are the subject of such Conversion Default multiplied by (iii) one percent (1%), where "N" equals the number of
        ----------
days elapsed between the Conversion Default Date and the earlier to occur of (i) the date on which all of the certificates (without any restrictive legend in the circumstances described in clause (A), (B) or (C) of paragraph 4(e) above) representing such Conversion Shares are issued and delivered to such Holder,
(ii) the date on which such Preferred Shares are redeemed pursuant to the terms hereof and (iii) the date on which a Withdrawal Notice (as defined below) is delivered to the Corporation. Amounts payable hereunder shall be paid to the Holder in immediately available funds on or before the fifth (5th) Business Day of the calendar month immediately following the calendar month in which such amounts have accrued.

          (ii) In the event that a Holder has not received certificates (without any restrictive legend in the circumstances described in clause (A),
(B) or (C) of paragraph 4(e) above) representing the Conversion Shares by the tenth (10th) Business Day following a Conversion Default as a result of any willful action or any failure to act on the part of the Corporation (whether under these Articles of Amendment, under any other Transaction Document (as defined in the Securities Purchase Agreement) or otherwise, including without limitation a failure by the Corporation to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to conversions of Preferred Shares), such Holder may, upon written notice (a "Withdrawal Notice")
                                                            -----------------
delivered to the Corporation on such Business Day or on any Business Day thereafter (unless, prior to the delivery of such notice, such Conversion Shares are delivered to such Holder), withdraw its Conversion Notice with respect to such Conversion Shares and regain its rights as a Holder of the Preferred Shares that are the subject of such Conversion Default. In such event, the Conversion Price in effect when such Preferred Shares are thereafter converted shall be equal to the lowest Conversion Price or (if lower) Market Price occurring on or after the date of such Conversion Notice reduced by one percent (1%) for each day occurring during the period immediately following such 10th Business Day until the day on which the such Holder delivers a Withdrawal Notice to the Corporation; provided, however, that the maximum percentage by which such Conversion Price may be reduced hereunder shall be fifty percent (50%). (For example, if such Conversion Default were to continue for five days following such 10th Business Day, such Conversion Price would be reduced by 5%; if for ten days, by 10%; and for fifty days or more, 50%, so that the number of Conversion Shares deliverable upon conversion of such Preferred Shares would be increased proportionately). Upon delivery by a Holder of a Withdrawal Notice, such Holder shall retain all of such Holder's rights and remedies with respect to the Corporation's failure to deliver such Conversion Shares (including without limitation the right to receive the cash payments specified in subparagraph 4(f)(i) above).

          (iii) In addition to any other remedies provided herein, each Holder shall have the right to pursue actual damages for the Corporation's failure to issue and deliver Conversion Shares on the Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by such Holder to make delivery on a sale lawfully effected in anticipation of receiving Conversion Shares upon Conversion, such damages to be in an amount equal to (A) the aggregate amount paid by such Holder for the shares of Common Stock so purchased minus (B) the aggregate Conversion Price for such Conversion Shares, and such Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     (g)  Intentionally Omitted.

5.   CONVERSION LIMITATIONS.

     (a)  Intentionally Omitted.

     (b) Notwithstanding anything to the contrary contained herein, each Preferred Share shall not be convertible into Common Stock by the Holder to the extent (but only to the extent) that, if convertible by the Holder, the Holder would be the beneficial owner of more than 4.99% of the shares of Common Stock. For the purposes of this Section 5(b), beneficial ownership and all determinations and calculations shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and all applicable rules and regulations thereunder. For clarification, it is expressly a term of the Preferred Shares that the limitations contained in this Section 5(b) shall apply to each successive Holder. The restriction contained in this Section 5(b) may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Holders of a majority of the outstanding Preferred Shares approve such alteration, amendment, deletion or change.


6.   ADJUSTMENT IN NUMBER OF CONVERSION SHARES

     (a)  Adjustment in Conversion Price.  In the event that the terms of any
          ------------------------------
funding by the Corporation during the period beginning on the date hereof and ending on the date of the earliest to occur of (i) the second anniversary of the First Exchange, (ii) the raising by the Corporation after January 21, 2002 of proceeds of equity financing aggregating at least an additional $7.5 million in addition to the proceeds of the financings contemplated by (A) the Jona SPA (other than the proceeds of exercise of warrants issued to Jona, Inc. to the extent such proceeds constitute "additional proceeds" under item (ii) of Section
4.12 of the Jona SPA) and (B) the Exchange Agreement, or (iii) the Closing Bid Price has exceeded $3.00 for thirty (30) consecutive Trading Days following the effective date of the registration statement filed pursuant to Section 4.6.3 of the Exchange Agreement is at an effective offering price ("Effective Price") of
                                                           ---------------
less than $1.00 per share of Common Stock, then effective immediately upon such issuance, the Conversion Price shall be reduced to the Effective Price. If the securities sold in such offering are securities of the Corporation which are convertible into the Corporation's Common Stock and no other securities are sold with such convertible securities and the convertible securities do not provide for the payment of interest or dividends, other than dividends payable equally to all of the Corporation's securities holders, the conversion price for the convertible securities shall be deemed to be the Effective Price. If the funding includes securities other than the Corporation's Common Stock or securities convertible into the Corporation's Common Stock, which convertible securities do not entitle the holders thereof to any interest or dividend payments other than those available to all of the Corporation's securities holders, the Corporation and the Holders shall negotiate in good faith to determine the Effective Price. If the parties cannot agree on the Effective Price within thirty (30) days of the closing of the funding, the Corporation and the Holders shall each indicate in writing what they believe to be the Effective Price and shall submit the determination of the effective Price to arbitration in Denver, Colorado in accordance with the rules of the American Arbitration Association. The determination of the Effective Price pursuant to such arbitration shall be binding on the parties. The party whose stated Effective Price is furthest from the price established in arbitration shall pay the cost of such arbitration. If the difference between the stated Effective Price for each of the parties is equal, the cost of the arbitration shall be borne equally by the parties.

     (b)  Subdivision or Combination of Common Stock. If the Corporation, at any
          ------------------------------------------
time after the Issue Date of the Preferred Shares, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Corporation, at any time after the Issue Date of the Preferred Shares, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Conversion Price in effect immediately prior to such combination will be proportionally increased.

     (c)  Adjustment Due to Merger, Consolidation, Etc. If, prior to the
          --------------------------------------------
Conversion of all of the Preferred Shares, there shall be any merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity (an "Exchange Transaction"), then such
                                          --------------------
Holder shall (A) upon the consummation of such Exchange Transaction, have the right to receive, with respect to any shares of Common Stock then held by such Holder, or which such Holder is then entitled to receive pursuant to a Conversion Notice previously delivered by such Holder (and without regard to whether such shares contain a restrictive legend or are freely-tradable), the same amount and type of consideration (including without limitation, stock, securities and/or other assets) and on the same terms as a holder of shares of Common Stock would be entitled to receive in connection with the consummation of such Exchange Transaction (the "Exchange Consideration"), and (B) upon the
                                ----------------------
Conversion of Preferred Shares occurring subsequent to the consummation of such Exchange Transaction (a "Subsequent Conversion"), have the right to receive the
                         ---------------------
Exchange Consideration which such Holder would have been entitled to receive in connection with such Exchange Transaction had such shares been converted immediately prior to such Exchange Transaction at the Conversion Price applicable on the Conversion Date relating to such Subsequent Conversion, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares of Common Stock issuable upon a Conversion) shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the Conversion of such Preferred Shares. The Corporation shall not effect any Exchange Transaction unless (i) it first gives to each Holder twenty (20) days prior written notice of such Exchange Transaction (an "Exchange Notice"), and makes a public announcement of such
                 ---------------
event at the same time that it gives such notice (it being understood that the filing by the Corporation of a Form 8-K for the purpose of disclosing the anticipated consummation of the Exchange Transaction shall constitute an Exchange Notice for purposes of this provision) and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of the Corporation hereunder, including the terms of this subparagraph 6(c), and under the Securities Purchase Agreement and the Registration Rights Agreement.

     (d)  Distribution of Assets. If the Corporation or any of its subsidiaries
          ----------------------
shall declare or make any distribution of cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year), or any rights to acquire any of the foregoing, to holders of Common Stock (or to a holder, other than the Corporation, of the common stock of any such subsidiary) as a partial liquidating dividend, by way of return of capital or otherwise, including any dividend or distribution in shares of capital stock of a subsidiary of the Corporation (collectively, a "Distribution"), then each Holder shall be entitled to receive, at the same time
 ------------
as such assets are received by a holder of such stock, an amount and type of such Distribution as though such Holder were a holder on the record date therefor of a number of shares of Common Stock determined by dividing the Liquidation Preference of the Preferred Shares held by such Holder on such record date by the lower of the Market Price and the Conversion Price in effect on such record date (such number of shares to be determined without regard to any limitation on conversion of the Preferred Shares that may exist pursuant to these Articles of Amendment or otherwise).

     (f)  Intentionally Omitted.
          ---------------------

     (g)  Special Adjustment and Notice of Adjustment.  Upon the occurrence of
          -------------------------------------------
any event which requires any adjustment of the Conversion Price, then, and in each such case, the Corporation shall give notice thereof to the Holder, which notice shall state the Conversion Price resulting from such adjustment and the increase or decrease in the number of Conversion Shares issuable upon conversion, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Corporation. If the Corporation takes any actions (including under or by virtue of this Section 6) which would have a dilutive effect on the Holder or which would materially and adversely affect the Holder with respect to its investment in the Preferred Stock, and if the provisions of this Section 6, are not strictly applicable to such actions or, if applicable to such actions, would not operate to equitably protect the Holder against such actions, then the Corporation shall promptly upon notice from Holder appoint its independent certified public accountants to determine as promptly as practicable an appropriate adjustment to the terms hereof, including without limitation adjustments to the Conversion Price, or another appropriate action to so equitably protect such Holder and prevent any such dilution and any such material adverse effect, as the case may be. Following such determination, the Corporation shall forthwith make the adjustments or take the other actions described therein.

     (h)  Other Notices.  In case at any time:
         -------------

          (i) the Corporation shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

          (ii) the Corporation shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization of the Corporation, or reclassification of the Common Stock, or consolidation or merger of the Corporation with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

          (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

then, in each such case, the Corporation shall give to the Holder (a) notice of the date on which the books of the Corporation shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Corporation) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Corporation's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

     (i)  No Fractional Shares. If any adjustment under this Section would
          --------------------
create a fractional share of Common Stock or a right to acquire a fractional share of Common

Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion shall be rounded to the nearest whole number of shares.

7.   INTENTIONALLY OMITTED.

8.   MISCELLANEOUS.

     (a)  Transfer of Preferred Shares. Upon notice to the Corporation, a Holder
          ----------------------------
may sell or transfer all or any portion of the Preferred Shares to any person or entity as long as such sale or transfer is the subject of an effective registration statement under the Securities Act or is exempt from registration thereunder and otherwise is made in accordance with the terms of the Securities Purchase Agreement. Notwithstanding the foregoing, no Holder shall knowingly and voluntarily sell any Preferred Shares to an entity that is a competitor of the Corporation. From and after the date of such sale or transfer, the transferee thereof shall be deemed to be a Holder. Upon any such sale or transfer, the Corporation shall, promptly following the return of the certificate or certificates representing the Preferred Shares that are the subject of such sale or transfer, issue and deliver to such transferee a new certificate in the name of such transferee.

     (b)  Notices. Except as otherwise provided herein, any notice, demand or
          -------
request required or permitted to be given pursuant to the terms hereof, the form or delivery of which notice, demand or request is not otherwise specified herein, shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

If to the Corporation:

          WEBB Interactive Services, Inc.
          1899 Wynkoop, Suite 600
          Denver, Colorado 80202
          Telecopy:  (303) 295-3584
          Attention:  William Cullen

with a copy to:

     Gray, Plant, Mooty, Mooty & Bennett, P.A.
     3400 City Center
     33 South Sixth Street
     Minneapolis, MN 55402-3796
     Telecopy:  (612) 333-0066
     Attention:  Lindley S. Branson, Esq.

and if to any Holder, to such address for such Holder as shall be designated by such Holder in writing to the Corporation.

     (c) Lost or Stolen Certificate. Upon receipt by the Corporation of evidence
         --------------------------
of the loss, theft, destruction or mutilation of a certificate representing Preferred Shares, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation and the Transfer Agent, and upon surrender and cancellation of such certificate if mutilated, the Corporation shall execute and deliver to the Holder a new certificate identical in all respects to the original certificate.

     (d) No Voting Rights. Except as provided by applicable law and paragraph
         ----------------
8(g) below, the Holders of the Preferred Shares shall have no voting rights with respect to the business, management or affairs of the Corporation; provided that the Corporation shall provide each Holder with prior notification of each meeting of stockholders (and copies of proxy statements and other information sent to such stockholders).

     (e) Remedies, Characterization, Other Obligations, Breaches and Injunctive
         --------  ----------------  -----------------  -----------------------
Relief. The remedies provided to a Holder in these Articles of Amendment shall
------
be cumulative and in addition to all other remedies available to such Holder under these Articles of Amendment or under any Transaction Document (as defined in the Securities Purchase Agreement), at law or in equity (including without limitation a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing contained herein shall limit such Holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of these Articles of Amendment. The Corporation agrees with each Holder that there shall be no characterization concerning this instrument other than as specifically provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a material breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Corporation agrees, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     (f) Failure or Delay not Waiver. No failure or delay on the part of a
         --------------------------
Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     (g) Intentionally Omitted.
         ---------------------

IN WITNESS WHEREOF, the Corporation has duly executed these Articles of Amendment as of the __th day of January, 2002.

WEBB INTERACTIVE SERVICES, INC.


By:_________________________________
Name:
Title:

EXHIBIT A
---------

                             NOTICE OF CONVERSION


     The undersigned hereby elects to convert shares of Series D Junior Convertible Preferred Stock (the "Preferred Stock"), represented by stock
                                  ---------------
certificate No(s). _____________ (the "Preferred Stock Certificates"), into
                                       ----------------------------
shares of common stock ("Common Stock") of WEBB INTERACTIVE SERVICES, INC.
                         ------------
according to the terms and conditions of the Articles of Amendment relating to the Preferred Stock (the "Articles of Amendment"), as of the date written below.
                          ---------------------
Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Articles of Amendment. Unless otherwise specified in writing to the Corporation, the undersigned represents to the Corporation that the shares of Common Stock covered by this notice have been or will be sold pursuant to an effective registration statement.


                    Date of Conversion:________________________________________

                    Number of Shares of Preferred Stock to be Converted:_______

                    Applicable Conversion Price:_______________________________

                    Number of Shares of Common Stock to be Issued:_____________

                    Name of Holder:____________________________________________

                    Address:    _______________________________________________
                                _______________________________________________
                                _______________________________________________

                    Signature:  _______________________________________________
                    Name:
                    Title:


Holder Requests Delivery to be made: (check one)

     [_] By Delivery of Physical Certificates to the Above Address

     [_] Through Depository Trust Corporation (Account # ________________)

EXHIBIT C
TO EXCHANGE AGREEMENT

Paragraph to inserted into the form Jona Warrant as Section 4 of the Preferred Exchange Warrant:

          "Notwithstanding anything to the contrary contained herein, this Warrant shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by the Holder, the Holder would be the beneficial owner of more than 4.99% of the shares of Common Stock. For the purposes of this Section 4, beneficial ownership and all determinations and calculations shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and all applicable rules and regulations thereunder. For clarification, it is expressly a term of this security that the limitations contained in this Section 4 shall apply to each successive Holder. The restriction contained in this Section 4 may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Holder hereof approve such alteration, amendment, deletion or change".

EXHIBIT D
TO EXCHANGE AGREEMENT



THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

Warrant to Purchase                                 Issue Date: January 31, 2002
750,000 Shares
-------


                        WEBB INTERACTIVE SERVICES, INC.

                       WARRANT TO PURCHASE COMMON STOCK


     THIS CERTIFIES that CASTLE CREEK TECHNOLOGY PARTNERS LLC or any subsequent holder hereof (the "Holder"), has the right to purchase from WEBB INTERACTIVE
                    ------
SERVICES, INC., a Colorado corporation (the "Company"), up to 750,000 (the
                                             -------
"Initial Shares") fully paid and non-assessable shares of the Company's common stock, no par value (the "Common Stock"), subject to adjustment as provided
                          ------------
herein, at a price equal to the Exercise Price (as defined below), at any time beginning on the date on which this Warrant is issued (the "Issue Date") and
                                                            ----------
ending at 5:00 p.m., Central Standard Time, on the date that is the fifth (5/th/) anniversary of the Issue Date (the "Expiration Date"). This Warrant is
                                            ---------------
issued, and all rights hereunder shall be, subject to all of the conditions, limitations and provisions set forth herein and in the related Exchange Agreement dated as of January 17, 2002 by and between the Company and the Holder (the "Exchange Agreement"). Capitalized terms used herein and not otherwise
      ------------------
defined shall have the respective meanings set forth in the Exchange Agreement, including the exhibits thereto.

     1. Exercise.

          (a)  Right to Exercise; Exercise Price. The Holder shall have the
               -----------------  --------------
right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares").
                                                               --------------
The "Exercise Price" payable by the Holder in connection with the exercise of this Warrant shall initially be $1.00 per share, subject to adjustment for the events specified in Section 6 below.

          (b)  Exercise Notice. In order to exercise this Warrant, the Holder
               ---------------
shall send by facsimile transmission, at any time prior to 5:00 p.m., Central Standard Time, on the Business Day (as defined below) on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company a copy of the
                              -------------
notice of exercise in the form attached hereto as Exhibit A (the "Exercise
                                                                  --------
Notice") stating the number of Warrant Shares as to which such exercise applies
------
and the calculation therefor. As used herein, "Business Day" shall mean any day
                                               ------------
on which the New York Stock Exchange (the "NYSE") and commercial banks in the
                                           ----
city of New York are open for business. The Holder shall thereafter deliver to the Company the original Exercise Notice, the original Warrant and (unless a cashless exercise is intended) the Exercise Price. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including without limitation the calculation of any adjustment to the Exercise Price pursuant to Section 6 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to the Company's independent accountant within two (2) Business Days following the Exercise Date. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than two (2) Business Days following the day on which such accountant received the disputed calculations. Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

          (c)  Early Expiration. In the event that following the Effective Date
               ----------------
of the Registration Statement filed pursuant to Section 4.6.3 of the Exchange Agreement, the Closing Bid Price (as defined herein) of the Common Stock during any period of five (5) consecutive Trading Days is equal to or greater than $2.00 (subject to adjustment as provided herein) (the "First Expiration Trigger
                                                       ------------------------
Event") or is equal to or greater than $3.00 (subject to adjustment as provided
-----
herein) (the "Second Expiration Trigger Event"), the Company may deliver to the
              -------------------------------
Holder at any time that the Closing Bid Price equals or exceeds $2.00 in the case of the First Expiration Trigger Event or $3.00 in the case of the Second Expiration Trigger Event, written notice (the "Early Expiration Notice") that
                                               -----------------------
the Warrant shall expire for up to an aggregate of one-third (1/3 rd) of the Initial Shares for each of the First Expiration Trigger Event and Second Expiration Trigger Event. In the event that the Company delivers to the Holder an Early Expiration Notice in accordance with the foregoing, this Warrant shall expire with respect to the number of shares indicated in the Early Expiration Notice on the date (the "Early Expiration Date") which is thirty (30) Business
                         ---------------------
Days following the Business Day on which such Early Expiration Notice is delivered to the Holder. The Company may give more than one Early Expiration Notice with respect to each of the First Expiration Trigger Event and Second Expiration Trigger Event so long as the aggregate number of shares subject to all such notices for each of the First and Second Expiration Trigger Events does not exceed one-third (1/3 rd) of the Initial Shares. The "Closing Bid Price"
                                                           -----------------
shall mean, with respect to the Common Stock, the Closing Bid Price for the Common Stock occurring on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets ("Bloomberg") or, if Bloomberg is not then reporting such prices, by a comparable reporting service of national reputation selected by the Company or if the foregoing does not apply, the last reported bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg or, if no bid price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.

          (d)  Cancellation of Warrant. This Warrant shall be canceled upon its
               -----------------------
exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

     2. Delivery of Warrant Shares Upon Exercise.

     Upon receipt of an Exercise Notice pursuant to paragraph 1 above, the Company shall, (A) in the case of a Cashless Exercise (as defined below), no later than the close of business on the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice, (B) in the case of a Cash Exercise (as defined below) no later than the close of business on the later to occur of (i) the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, and (C) with respect to Warrant Shares which are disputed as described in paragraph 1(b) above, and required to be delivered by the Company pursuant to the accountant's calculations described therein, the close of business on the third (3rd) Business Day following the determination made pursuant to paragraph 1(b) (the "Delivery Date"), issue and
                                                    -------------
deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Company's designated transfer agent for the Common Stock (the "Transfer Agent") participates in the Depository
                                 --------------
Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"),
                ---                                                ----
crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date. Warrant Shares delivered to the Holder shall not contain any restrictive legend as long as the resale of such Warrant Shares is covered by an effective Registration Statement filed pursuant to Section 4.6.3 of the Exchange Agreement and such Holder represents in writing to the Company that such Warrant Shares
(i) have been or are being sold pursuant to such registration statement or pursuant to Rule 144 under the Securities Act of 1933, as amended, or (ii) may be made pursuant to Rule 144(k) under the Securities Act of 1933, as amended, or any successor rule or provision.

     3. Failure to Deliver Warrant Shares.

     (a)  Exercise Default. In the event that, as a result of any action or
          ----------------
failure to act on the part of the Company (including without limitation a failure by the Company to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to exercise of the Warrants), the Company does not deliver to a Holder certificates representing the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor and such failure continues for ten (10) Business Days (an "Exercise Default"), the Company shall pay to the Holder payments ("Exercise
 ----------------                                                   --------
Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate
----------------                                ----------
Exercise Price for the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of twenty four percent (24%) and the
        ----------
maximum rate permitted by applicable law, where "N" equals the number of days elapsed between the original Delivery Date for such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Amounts payable under this subparagraph 3(a) shall be paid to the Holder in immediately available funds on or before the fifth (5th) Business Day of the calendar month immediately following the calendar month in which such amount has accrued.

     (b)  Buy-in. Nothing herein shall limit a Holder's right to pursue actual
          ------
damages for the Company's failure to issue and deliver Warrant Shares in connection with an exercise on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the shares of Common Stock so purchased minus (B)
                                                                      -----
the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     (c)  Reduction of Exercise Price. In the event that, as a result of any
          ---------------------------
action or failure to act on the part of the Company (including without limitation a failure by the Company to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to exercise of the Warrants), a Holder has not received certificates representing the Warrant Shares by the tenth (10th) Business Day following an Exercise Default, the Holder may, upon written notice to the Company, regain on such Business Day the rights of a Holder of this Warrant, or part thereof, with respect to the Warrant Shares that are the subject of such Exercise Default, and the Exercise Price for such Warrant Shares shall be reduced by one percent (1%) for each day beyond such 10th Business Day in which the Exercise Default continues. In such event, the Holder shall retain all of the Holder's rights and remedies with respect to the Company's failure to deliver such Warrant Shares (including without limitation the right to receive the cash payments specified in subparagraph 3(a) above).

        (d)  Holder of Record. Each Holder shall, for all purposes, be deemed to
             ----------------
have become the holder of record of Warrant Shares on the Exercise Date of this Warrant, irrespective of the date of delivery of such Warrant Shares. Nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

     4. Exercise Limitations.

        Notwithstanding anything to the contrary contained herein, this Warrant shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by the Holder, the Holder would be the beneficial owner of more than 4.99% of the shares of Common Stock. For the purposes of this Section 4, beneficial ownership and all determinations and calculations shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and all applicable rules and regulations thereunder. For clarification, it is expressly a term of this security that the limitations contained in this Section 4 shall apply to each successive Holder. The restriction contained in this Section 4 may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Holder hereof approve such alteration, amendment, deletion or change.

     5.   Payment of the Exercise Price.

     The Holder may pay the Exercise Price in either of the following forms or, at the election of Holder, a combination thereof:

               (a)  Cash Exercise: by delivery of immediately available funds.

               (b) Cashless Exercise: by surrender of this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:


                         Y x  (A -- B)
               X   =     --------------
                             A

where:         X =  the number of Warrant Shares to be issued to the Holder.

               Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

               A = the average of the Closing Bid Prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Exercise Date.

               B =  the Exercise Price;

provided, however, that the Holder may exercise this Warrant pursuant to a Cashless Exercise only if, on the Exercise Date, the resale of Warrant Shares is not covered by an effective Registration Statement filed pursuant to Section
4.6.3 of the Exchange Agreement that is available to the Holder on such date.

     For purposes of Rule 144 under the Securities Act of 1933, as amended, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the Issue Date.

     6.   Anti-Dilution Adjustments; Distributions; Other Events.

     The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 6. In the event that any adjustment of the Exercise Price or number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such Exercise Price or number of Warrant Shares shall be rounded up or down to the nearest cent or share, as applicable.

          (a) Adjustment of Exercise Price and Number of Shares upon Issuance of
              ------------------------------------------------------------------
Common Stock.  Except as otherwise provided in Section 6(c) hereof, if and
------------
whenever after the Issue Date, the Company issues or sells, or in accordance with Section 6(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration (other than a stock split or stock dividend) or for a consideration per share less than the Exercise Price (as then in effect)(other than issuances of Common Stock (i) pursuant to an employee stock purchase plan or upon the exercise of options issued under a stock option plan duly adopted by the Company, (ii) in connection with a merger, acquisition or strategic investment which, in any such case, is not effected for the primary purpose of raising equity capital,, (iii) pursuant to securities outstanding on the Issue Date and issued pursuant to the terms of the Exchange Agreement or (iv) in connection with a firm-commitment underwritten secondary offering) (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:

                                E' = (E)(O+P/E)
                                     ----------
                                       (CSDO)
where:

     E'   =    the adjusted Exercise Price;

     E    =    the then current Exercise Price;

     O    =    the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;

     P    =    the aggregate consideration, calculated as set forth in Section
     6(b) hereof, received by the Company upon such Dilutive Issuance; and

     CSDO =    the total number of shares of Common Stock Deemed Outstanding (as herein defined) immediately after the Dilutive Issuance.

          (b) Effect on Exercise Price of Certain Events.  For purposes of
              ------------------------------------------
determining the adjusted Exercise Price under Section 6(a) hereof, the following will apply:

              (i) Issuance of Rights or Options.  If, after the date hereof, the
                  -----------------------------
Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities")(such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common Stock is purchasable or issuable upon the exercise of such Options is less than the Exercise Price (as then in effect) on the date of issuance of such Option or direct stock grant ("Below Market Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

               (ii) Issuance of Convertible Securities.
                    ----------------------------------

                    (A) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 6(b)(ii)(B) if applicable) is less than the Exercise Price (as then in effect) on the date of issuance of such Convertible Security, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                    (B) If the Company in any manner issues or sells any Convertible Securities with a fluctuating or re-setting conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 6(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (2) the conversion or exercise price on the date of exercise, conversion or exchange of such Convertible Security was 80% of the Closing Bid Price on the date of issuance of such Convertible Security (the "Assumed Variable Market Price").

          (iii)  Change in Option Price or Conversion Rate.  If there is a
                 -----------------------------------------
change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at such time shall be adjusted to the Exercise Price which would have been in effect had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

          (iv)   Treatment of Expired Options and Unexercised Convertible
                 --------------------------------------------------------
Securities.  If, in any case, the total number of shares of Common Stock
-----------
issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

          (v)    Calculation of Consideration Received.  If any Common Stock,
                 -------------------------------------
Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

          (vi) Exceptions to Adjustment of Exercise Price.  No adjustment to the
               ------------------------------------------
Exercise Price will be made (i) upon the exercise or conversion of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee, consultant or director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; or (iii) upon the conversion of the Company's Series D Junior Preferred Stock or the exercise of the Warrants.

     (c)  Subdivision or Combination of Common Stock. If the Company, at any
          ------------------------------------------
time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased. In the event of any adjustment to the Exercise Price arising from an event specified in this paragraph (c), the number of shares of Common Stock into which this Warrant is exercisable will be proportionately increased or reduced, as the case may be.

     (d)  Distributions. If the Company or any of its subsidiaries shall at any
          -------------
time distribute to holders of Common Stock (or to a holder, other than the Company, of the common stock of any such subsidiary) cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year) including any dividend or distribution in shares of capital stock of a subsidiary of the Company (collectively, a "Distribution")
                                                                  ------------
then, in any such case, the Holder of this Warrant shall be entitled to receive, at the same time as such assets are received by a holder of such stock, an amount and type of such Distribution as though such Holder were a holder on the record date therefor of a number of shares of Common Stock into which this Warrant is exercisable as of such record date (such number of shares to be determined at the Exercise Price then in effect and without regard to any limitation on exercise of this Warrant that may exist pursuant to the terms hereof or otherwise).

     (e)  Additional Shares, Securities or Assets.  In the event that at any
          -----------------  --------------------
time, as a result of an adjustment made pursuant to this Section 6, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 6.

     (f)  Special Adjustment and Notice of Adjustment.  Upon the occurrence of
          -------------------------------------------
any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company. If the Company takes any actions (including under or by virtue of this Section 6) which would have a dilutive effect on the Holder or which would materially and adversely affect the Holder with respect to its investment in the Warrant, and if the provisions of this
Section 6, are not strictly applicable to such actions or, if applicable to such actions, would not operate to equitably protect the Holder against such actions, then the Company shall promptly upon notice from Holder appoint its independent certified public accountants to determine as promptly as practicable an appropriate adjustment to the terms hereof, including without limitation adjustments to the Exercise Price, or another appropriate action to so equitably protect such Holder and prevent any such dilution and any such material adverse effect, as the case may be. Following such determination, the Company shall forthwith make the adjustments or take the other actions described therein.

     (g)  Other Notices.  In case at any time:
          -------------

          (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

          (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

          (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

     7.  Fractional Interests.

     No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be rounded up or down to the nearest whole number of shares of Common Stock.

     8.  Transfer of this Warrant.

     The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act of 1933, as amended, and applicable state laws. Upon such transfer or other disposition, the Holder shall deliver a written notice to Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the
                                          ---------------
person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred or this Warrant is transferred in parts, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three (3) Business Days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares. Notwithstanding the foregoing, no Holder may knowingly and voluntarily sell this Warrant (or any portion thereof) to an entity that is a competitor of the Company.

     9.  Benefits of this Warrant.

     Nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant.

     10. Loss, theft, destruction or mutilation of Warrant.

     Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     11. Notice or Demands.

     Except as otherwise provided herein, any notice, demand or request required or permitted to be given pursuant to the terms of this Warrant shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., mountain time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to the Company:

     WEBB Interactive Services, Inc.
     1899 Wynkoop, Suite 600
     Denver, Colorado 80202
     Telecopy:  (303)295-3584
     Attention: William R. Cullen

with a copy to:

     Gray, Plant, Mooty, Mooty & Bennett, P.A.
     3400 City Center
     33 South Sixth Street
     Minneapolis, MN 55402-3796
     Telecopy:  (612) 333-0066
     Attention: Lindley S. Branson, Esq.


and if to the Holder, to such address as shall be designated by the Holder in writing to the Company.

     12. Applicable Law.

     This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to conflict of law provisions thereof.


     IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the 31st day of January, 2002.

                                   WEBB INTERACTIVE SERVICES, INC.


                                   By:________________________________
                                      Name:
                                      Title:

EXHIBIT A
---------

                                EXERCISE NOTICE

     The undersigned Holder hereby irrevocably exercises the right to purchase ___ of the shares of Common Stock ("Warrant Shares") of WEBB INTERACTIVE
                                    --------------
SERVICES, INC. evidenced by the attached Warrant (the "Warrant"). Capitalized
                                                       -------
terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant. Unless otherwise specified in writing to the Company, the undersigned represents to the Company that the shares of Common Stock covered by this notice have been or will be sold pursuant to the terms of an effective registration statement.

     1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

          ______ a Cash Exercise with respect to _________________ Warrant Shares; and/or

          ______ a Cashless Exercise with respect to _________________ Warrant Shares.

     2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the sum of $________________ to the Company in accordance with the terms of the Warrant.

     3. Delivery of Warrant Shares. The Company shall deliver to the Holder _____________ Warrant Shares in accordance with the terms of the Warrant.

Date: ______________________


____________________________________
      Name of Registered Holder


By: _______________________________
    Name:
    Title:

EXHIBIT B
----------

                                TRANSFER NOTICE

     FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons named below the right to purchase ______ shares of the Common Stock of WEBB INTERACTIVE SERVICES, INC. evidenced by the attached Warrant.

Date: ______________________

____________________________________
     Name of Registered Holder


By:    _____________________________
Name:
Title:


Transferee Name and Address:


____________________________________
____________________________________
____________________________________

EXHIBIT E
TO EXCHANGE AGREEMENT



VOID AFTER 5:00 P.M., CENTRAL TIME ON AUGUST 25, 2004

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                             Right to Purchase 150,116 Shares of
                                                      Common Stock, no par value


Date: August 25, 1999, amended December 18, 1999 and further amended January 31, 2002

                         WEBB INTERACTIVE SERVICES, INC.
                             STOCK PURCHASE WARRANT


     THIS CERTIFIES THAT, for value received, Castle Creek Technology Partners LLC ("Castle Creek"), or its registered assigns, is entitled to purchase from
      ------------
Webb Interactive Services, Inc., a Colorado corporation (the "Company"), at any
                                                              -------
time or from time to time during the period specified in Section 2 hereof, 150,116 fully paid and nonassessable shares of the Company's Common Stock, no par value (the "Common Stock"), at an exercise price of $1.00 per share (the
                ------------
"Exercise Price"). This Warrant is being issued pursuant to that certain
 --------------
Securities Purchase Agreement dated August 25, 1999, as amended on December 18, 1999, by and between the Company and Castle Creek (the "Securities Purchase
                                                        -------------------
Agreement"). The number of shares of Common Stock purchasable hereunder (the
---------
"Warrant Shares") and the Exercise Price are subject to adjustment as provided
 --------------
in Section 4 hereof.

     The term "Closing Bid Price" means, for any security as of any date, the
               -----------------
closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder hereof (the "Holder") if Bloomberg Financial Markets is not then reporting closing bid
 ------
prices of such security (collectively, "Bloomberg"), or if the foregoing does
                                        ---------
not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder with the costs of such appraisal to be borne by the Company.

This Warrant is subject to the following terms, provisions, and conditions:

     1. Mechanics of Exercise. Subject to the provisions hereof, including,
        ---------------------
without limitation, the limitations contained in Section 8(f) hereof, this Warrant may be exercised as follows:

     (a) Manner of Exercise. This Warrant may be exercised by the Holder, in
         ------------------
whole or in part, by the surrender of this Warrant (or evidence of loss, theft, destruction or mutilation thereof in accordance with Section 8(c) hereof), together with a completed exercise agreement in the Form of Exercise Agreement attached hereto as Exhibit 1 (the "Exercise Agreement"), to the Company at the
                                   ------------------
Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the Holder elects to effect a Cashless Exercise (as defined in Section 12(c) below), delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment (or notice of an election to effect a Cashless Exercise) shall have been made for such shares as set forth above.

     (b) Issuance of Certificates. Subject to Section 1(c), certificates for the
         ------------------------
Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered
                             ---------------
shall be in such denominations as may be requested by the Holder and shall be registered in the name of Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     (c) Exercise Disputes. In the case of any dispute with respect to an
         -----------------
exercise, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with this Section. If such dispute involves the calculation of the Exercise Price, the Company shall submit the disputed calculations to a nationally recognized independent accounting firm (selected by the Company and reasonably acceptable to Holder) via facsimile within three (3) business days of receipt of the Exercise Agreement. The accounting firm shall audit the calculations and notify the Company and the converting Holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

     (d) Fractional Shares. No fractional shares of Common Stock are to be
         -----------------
issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Exercise Price of a share of Common Stock (as determined for exercise of this Warrant into whole shares of Common Stock); provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

     2. Period of Exercise. This Warrant is exercisable at any time and from
        ------------------
time to time on or after the date hereof and before 5:00 P.M., Central Standard Time on the fifth (5th) anniversary of the date hereof (the "Exercise Period").
                                                             ---------------

     3. Certain Agreements of the Company. The Company hereby covenants and
        ---------------------------------
agrees as follows:

     (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in
         -----------------------
accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable and free from all taxes, liens, claims and encumbrances.

     (b) Reservation of Shares. During the Exercise Period, the Company shall at
         ---------------------
all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

     (c) Listing. The Company shall promptly secure the listing of the shares of
         -------
Common Stock issuable upon exercise of this Warrant upon the Nasdaq Small Cap Market ("Nasdaq") and use its best efforts to secure the listing of its securities on the Nasdaq National Market System, or the New York Stock Exchange, as required by Section 4.9 of the Securities Purchase Agreement and upon each such national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of any other shares of capital stock of the Company issuable upon the exercise of this Warrant so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

     (d) Certain Actions Prohibited. The Company will not, by amendment of its
         --------------------------
charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may at all times validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     4. Antidilution Provisions. During the Exercise Period, the Exercise Price
        -----------------------
and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

     (a) Adjustment of Exercise Price and Number of Shares upon Issuance of
         ------------------------------------------------------------------
Common Stock. Except as otherwise provided in Section 4(c) and 4(e) hereof, if
------------
and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the greater of the then current Market Price (as herein defined) and the then current Exercise Price on the date of issuance (a "Dilutive
                                                                --------
Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise
--------
Price will be adjusted in accordance with the following formula:


E'    =      (E) (O + P/M)/(CSDO)

where:

E'   =   the adjusted Exercise Price;

E    =   the then current Exercise Price;

M    =   the greater of the then current Market Price and the then current
         Exercise Price;

O    =   the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;

P    =    the aggregate consideration, calculated as set forth in Section 4(b)
          hereof, received by the Company upon such Dilutive Issuance; and

CSDO = the total number of shares of Common Stock Deemed Outstanding (as herein defined) immediately after the Dilutive Issuance.

     (b)  Effect on Exercise Price of Certain Events. For purposes of
          ------------------------------------------
determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

          (i)   Issuance of Rights or Options. If the Company in any manner
                -----------------------------
     issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities"), but not to include the grant or exercise
             ----------------------
     of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which
                                 -------
     Common Stock is issuable upon the exercise of such Options is less than the greater of the Exercise Price or the Market Price on the date of issuance ("Below Market Options"), then the maximum total number of shares of Common
       --------------------
     Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

     (ii)  Issuance of Convertible Securities.
           ----------------------------------

               (A) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the greater of the Market Price or the Exercise Price then in effect on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by
           (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

               (B) If the Company in any manner issues or sells any Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the
                              ----------------------------------
           price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (2) the Market Price on the date of issuance of such Convertible Security was 80% of the Market Price on such date (the "Assumed Variable Market Price").
                                               -----------------------------

     (iii) Change in Option Price or Conversion Rate. Except for the grant or
           -----------------------------------------
exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, if there is a change at any time in (i) the amount of additional consideration payable to the

Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange or any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

     (iv)  Treatment of Expired Options and Unexercised Convertible Securities.
           -------------------------------------------------------------------
If, in any case, the total number of shares of Common Stock issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

     (v)   Calculation of Consideration Received. If any Common Stock, Options
           -------------------------------------
or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradeable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

     (vi)  Exceptions to Adjustment of Exercise Price. No adjustment to the
           ------------------------------------------
Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iii) upon the issuance of the Conversion Shares (as defined in the Securities Purchase Agreement) or the Warrant in accordance with terms of the Securities Purchase Agreement; or (iv) upon the exercise of the Warrant.

     (c)   Subdivision or Combination of Common Stock. If the Company, at any
           ------------------------------------------
time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

     (d)   Adjustment in Number of Shares. Upon each adjustment of the Exercise
           ------------------------------
Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     (e)   Major Transactions. If the Company shall consolidate or merge with
           ------------------
any other corporation or entity (other than a consolidation or merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for issuances which do not exceed fifty percent (50%) of the Common Stock)) or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any such other reclassification or change of the outstanding shares of Common Stock or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major
                                                                       -----
Transaction"), then the holder of this Warrant may, at its option, either (a) in
-----------
the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain this Warrant and this Warrant shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless of whether (a) applies, receive consideration, in exchange for this Warrant (without payment of any exercise price hereunder), equal to the greater of, as determined in the sole discretion of such holder, (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"),
                                            -------------------------------
to which a holder of the number of shares of Common Stock delivered upon the exercise of this Warrant (pursuant to the cashless exercise feature hereof) would have been entitled upon such Major Transaction had such holder so exercised this Warrant (without regard to any limitations on exercise herein or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and (ii) cash paid by the Company in immediately available funds in an amount equal to the Black-Scholes Amount (as defined herein) times the number of shares of Common Stock for which this Warrant was exercisable (without regard to any limitations on exercise herein contained and assuming payment of the exercise payment in cash hereunder) but in no event shall such amount exceed the Black Scholes value of the Warrant as of the Closing Date as determined by the Company's Auditors, and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under that certain Registration Rights Agreement dated August 25, 1999 by and between the Company and Castle Creek (the "Registration
                                                                  ------------
Rights Agreement") to assume all of the Company's obligations under the
----------------
Registration Rights Agreement. In the event that the Company shall consolidate or merge with any other corporation in a transaction in which common stock of the surviving corporation or the parent thereof (the "Exchange Securities") is
                                                      -------------------
issued to the holders of Common Stock in such transaction in exchange for all such Common Stock, and (a) the Exchange Securities are publicly traded, (b) the average daily dollar trading volume of the Exchange Securities during the one hundred eighty (180) day period ending on the date on which such transaction is publicly disclosed is greater than One Million Dollars ($1,000,000.00) per day as reported by Bloomberg, (c) the historical one hundred (100) day volatility of the Exchange Securities during the period ending on the date on which such transaction is publicly disclosed is greater than fifty percent (50%), and (d) the market capitalization of the issuer of the Exchange Securities is not less than One hundred Million Dollars ($100,000,000.00) based on the last sale price of the Exchange Securities on the date immediately before the date on which such transaction is publicly disclosed (in each case, with respect to the foregoing clauses (a) through (d), as reported by Bloomberg), then the provisions of clause (b) of the preceding sentence shall not apply. In the event that the Company shall, in a Major Transaction, consolidate or merge with any other corporation in a transaction in which the Company is the survivor (a "Company
                                                                      -------
Transaction"), the provisions of clause (ii) of the second preceding sentence
-----------
shall not apply to the extent that each of the following conditions remain true for the thirty (30) business days commencing as of the date of the consummation of such transaction (the Measurement Period"): (a) the Common Stock remains
                         -------------------
publicly traded during the period, (b) the average daily dollar trading volume of the Common Stock is greater than One Million Dollars ($1,000,000.00), (c) the historical thirty (30) day volatility of the Company's Common Stock is greater than fifty percent (50%), and (d) the market capitalization of the Company is not less than One Hundred Million Dollars ($100,000,000.00) on the last day of the period (in each case, with respect to the foregoing clauses (a) through (d), as reported by Bloomberg. No sooner than ten (10) business days nor later than five (5) business days prior to the consummation of the Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice ("Notice of Major Transaction") to each holder of a
                               ---------------------------
Warrant, which Notice of Major Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Major Transaction. Such Notice of Major Transaction shall indicate the amount and type of the Major Transaction consideration which such holder of a Warrant would receive under this Section. If the Major Transaction Consideration is cash and does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) business days of such holder's receipt of the Notice of Major Transaction.

     The "Black-Scholes Amount" shall be the amount determined by calculating the "Black-Scholes" value of an option to purchase one share of Common Stock on the applicable page on the Bloomberg online page, using the following variable values: (i) the current market price of the Common Stock equal to the closing trade price on the last trading day before the date of the Notice of the Major Transaction; (ii) volatility of the Common Stock equal to the volatility of the common Stock during the 100 trading day period preceding the date of the Notice of the Major Transaction; (iii) a risk free rate equal to the interest rate on the United States treasury bill or treasury note with a maturity corresponding to the remaining term of this Warrant on the date of the Notice of the Major Transaction; and (iv) an exercise price equal to the Exercise Price on the date of the Notice of the Major Transaction. In the event such calculation function is no longer available utilizing the Bloomberg online page, the Holder shall calculate such amount in its sole discretion using the closest available alternative mechanism and variable values to those available utilizing the Bloomberg online page for such calculation function.

     (f) Distribution of Assets. In case the Company shall declare or make any
         ----------------------
distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time after the initial issuance of this Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

     (g) Special Adjustment and Notices of Adjustment. Upon the occurrence of
         --------------------------------------------
any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company. If the Company takes any actions (including under or by virtue of Section 4 of the Warrant) which would have a dilutive effect on the Holder or which would materially and adversely affect the Holder with respect to its investment in the Warrant, and if the provisions of Section 4 of the Warrant, are not strictly applicable to such actions or, if applicable to such actions, would not operate to equitably protect the Holder against such actions, then the Company shall promptly upon notice from Holder appoint its independent certified public accountants to determine as promptly as practicable an appropriate adjustment to the terms hereof, including without limitation adjustments to the Exercise Price, or another appropriate action to so equitably protect such Holder and prevent any such dilution and any such material adverse effect, as the case may be. Following such determination, the Company shall forthwith make the adjustments or take the other actions described therein.

     (h) Minimum Adjustment of Exercise Price. No adjustment of the Exercise
         ------------------------------------
Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

      (i) [Intentionally Omitted]

      (j) Other Notices. In case at any time:
          -------------

          (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

          (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

          (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

(k) Certain Definitions.
    -------------------

     (1) "Common Stock Deemed Outstanding" shall mean the number of shares of
          -------------------------------
Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in case of any adjustment required by
Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

     (2) "Market Price," as of any date, (i) means the average of the Closing
          ------------
Bid Prices for the shares of Common Stock as reported to Nasdaq for the ten (10) trading days immediately preceding such date, or (ii) if Nasdaq is not the principal trading market for the Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holders of a majority in interest of the Warrant, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

     (3) "Common Stock," for purposes of this Section 4, includes the Common
          ------------
Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in
Section 4(e) hereof, the stock or other securities or property provided for in such Section.

     (l) Key Officer or Director Transfers. If any Key Officer (as defined
         ---------------------------------
below) or director (in each case, or any member of his/her family or any trust or other entity for the benefit of any member of his/her family), during the period beginning on the Closing Date and ending on the date that is six months after the registration statement required pursuant to Section 2.1 of the Registration Rights Agreement is declared effective, and while such person is a Key Officer or director, directly or indirectly, offers, sells, transfers, assigns, pledges, or otherwise disposes (except by gift to family members or charitable organizations) of any shares of Common Stock, or any securities directly or indirectly convertible into or exercisable or exchangeable for, or warrants, options or rights to purchase or acquire shares of Common Stock (all such securities, "Options") or enter into any agreement, contract, arrangement
                  -------
or understanding with respect to any such offer, sale, transfer, assignment, pledge or other disposition of any Common Stock or Options or provides or files any public notice, including pursuant to Rule 144 of the Securities Act, of a bona fide intent to dispose of a specified amount of Common Stock or Options (an "Executive Transfer"), then the Exercise Price shall be reduced by twenty (20)
 ------------------
percent of that Exercise Price calculated pursuant to this Agreement; provided, however, that Key Officers or directors (and all such entities for the benefit of any members of his/her family, collectively) may sell, assign, pledge or otherwise dispose of up to 20,000 shares in the aggregate prior to December 31, 1999 and during the six-month period following the effective date of the registration statement, a Key Officer or director (and all such entities for the benefit of any members of his/her family, collectively) may sell, assign, pledge or otherwise dispose of up to the greater of (i) ten percent (10%) of his or her total holdings as of the Issue Date determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, or (ii) 25,000 shares of Common Stock without triggering the adjustments of this Section. For purposes of this Section, Key Officer shall mean R. Steven Adams, Lindley S. Branson, William R. Cullen, Perry Evans, Andre Durand, Gwenael Hagan and Simon Greenman and any person who assumes or performs the duties of any other Key Officer.

     5. Intentionally omitted.

     6. Issue Tax. The issuance of certificates for Warrant Shares upon the
        ---------
exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

     7. No Rights or Liabilities as a Shareholder. This Warrant shall not
        -----------------------------------------
entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     8. Transfer, Exchange, Redemption and Replacement of Warrant.
        ---------------------------------------------------------

          a. Restriction on Transfer. This Warrant and the rights granted to the
             -----------------------
     Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the Form of Assignment attached hereto as Exhibit 2, at the office or agency of the Company referred to in Section 8(e) below, provided, however, that any transfer or assignment shall be subject to the provisions of Section 5.1 and 5.2 of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 9 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

          b. Warrant Exchangeable for Different Denominations. This Warrant is
             ------------------------------------------------
     exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 8(e) below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder of at the time of such surrender.

          c. Replacement of Warrant. Upon receipt of evidence reasonably
             -----------------------
     satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant, in the form hereof, in such denominations as Holder may request.

          d. Cancellation; Payment of Expenses. Upon the surrender of this
             ---------------------------------
     Warrant in connection with any transfer, exchange, or replacement as provided in this Section 8, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 8.

          e. Warrant Register. The Company shall maintain, at its principal
             ----------------
     executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

          f. Additional Restriction on Exercise or Transfer. Notwithstanding
             ----------------------------------------------
     anything to the contrary contained herein, the Warrant shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by Holder, Holder would beneficially own in excess of 4.99% (the "Applicable Percentage") of the shares of Common Stock. To the extent
           ---------------------
     the above limitation applies, the determination of whether the Warrant shall be exercisable (vis-a-vis other securities owned by Holder which contain similar limitations on conversion) and of which Warrants shall be exercisable (as among Warrants) shall be made on the basis of the earliest submission of the Warrants (vis-a-vis other securities owned by the Holder which contain similar limitations on conversion and vis a vis other Warrants), in each case subject to such aggregate percentage limitation. No prior inability to exercise Warrants pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations, including without limitation, with respect to calculations of percentage ownership, shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D and G thereunder. The provisions of this paragraph may be implemented in a manner otherwise than in strict conformity with the terms of this Section 8(f) with the approval of the Board of Directors of the Company and the
     Holder: (i) with respect to any matter to cure any ambiguity herein, to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Applicable Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Applicable Percentage limitation; and (ii) with respect to any other matter, with the further consent of the holders of a majority of the then outstanding shares of Common Stock. For clarification, it is expressly a term of this security that the limitations contained in this Section shall apply to each successor Holder. The holders of Common Stock of the Company shall be third-party beneficiaries of this
     Section 8(f) and the Company may not waive this Section 8(f) without the consent of holders of a majority of its Common Stock.

     9.   Registration Rights. The initial holder of this Warrant (and certain
          -------------------
assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement.

     10.  Notices. Any notice herein required or permitted to be given shall be
          -------
in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

If to the Company:

            Webb Interactive Services, Inc.
            1899 Wynkoop, Suite 600
            Denver, Colorado 80202

            Telecopy:  (303) 295-3584
            Attention:  William Cullen

with a copy to:

Gray, Plant, Mooty, Mooty & Bennett, P.A.
3400 City Center
33 South Sixth Street
Minneapolis, MN 55402-3796
Telecopy:  (612) 333-0066
Attention:  Lindley S. Branson, Esq.

and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 10.

     11.  Governing Law; Jurisdiction. This Warrant shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the State of New York in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company agrees that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     12.  Miscellaneous.
          -------------


               12.1 Amendments. This Warrant and any provision hereof may only
                    ----------
          be amended by an instrument in writing signed by the Company and the Holder.

               12.2 Descriptive Headings. The descriptive headings of the
                    --------------------
          several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

               12.3 Cashless Exercise. Notwithstanding anything to the contrary
                    -----------------
          contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the
                                                  -----------------
          event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the Holder shall surrender this Warrant for the number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be such then current Market Price per share of Common Stock. Notwithstanding the provisions of this section 12(c), so long as a Registration Statement is effective and is available for immediate use pursuant to the Registration Rights Agreement dated even date herewith, the Holder shall not have the rights provided to it under this provision.

               12.4 Assignability. This Warrant shall be binding upon the
                    -------------
          Company and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. The Holder shall notify the Company upon the assignment of this Warrant.

                                     * * *

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                         Webb Interactive Services, Inc.


                                     By:    ___________________

                                     Name:  ___________________

                                     Title: ___________________

                          FORM OF EXERCISE AGREEMENT

        (To be Executed by the Holder in order to Exercise the Warrant)

The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of common stock of Webb Interactive Services, Inc., a Colorado corporation doing business as Webb Interactive Services, Inc. (the "Company"),
                                                                    -------
evidenced by the attached Warrant, and [herewith makes payment of the Exercise Price with respect to such shares in full/ elects to effect a Cashless Exercise pursuant to the terms of the Warrant], all in accordance with the conditions and provisions of said Warrant.

(i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

(ii) The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designee(s) at the address (or addresses) set forth below:

Date:__________________                 ________________________________________
                                        Signature of Holder


                                        _______________________
                                        Name of Holder (Print)

                                        Address:
                                        ___________________________
                                        ___________________________

                              FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee             Address                         No. of Shares
---------------              -------                         -------------

, and hereby irrevocably constitutes and appoints ___________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Date: ____________, _____,

In the presence of

                                    Name: _______________________

                                    Signature: __________________

                                    Title of Signing Officer or Agent (if any):

                                    __________________________________

                                    Address:__________________________
                                            __________________________

                                    Note:  The above signature should
                                           correspond exactly with the
                                           name on the face of the within
                                           Warrant.

EXHIBIT F
TO EXCHANGE AGREEMENT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

Warrant to Purchase                             Issue Date: February 28, 2001
500,000 Shares                                       Amended January 31, 2002

                        WEBB INTERACTIVE SERVICES, INC.

                       WARRANT TO PURCHASE COMMON STOCK

     THIS CERTIFIES that Castle Creek Technology Partners LLC or any subsequent holder hereof (the "Holder"), has the right to purchase from WEBB INTERACTIVE
                    ------
SERVICES, INC., a Colorado corporation (the "Company"), up to 500,000 fully paid
                                             -------
and nonassessable shares of the Company's common stock, no par value (the "Common Stock"), subject to adjustment as provided herein, at a price equal to
 ------------
the Exercise Price (as defined below), at any time beginning on the date on which this Warrant is issued (the "Issue Date") and ending at 5:00 p.m., eastern
                                   ----------
time, on the date that is the third (3rd) anniversary of the Issue Date (the "Expiration Date"). This Warrant is issued, and all rights hereunder shall be,
 ---------------
subject to all of the conditions, limitations and provisions set forth herein and in the related Securities Purchase Agreement by and between the Company and the Holder (the "Securities Purchase Agreement"). Capitalized terms used herein
                 -----------------------------
and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement or the Articles of Amendment to the Company's Articles of Incorporation relating to the Series C-1 Preferred Stock ("Series C-
                                                                       --------
1 Preferred Stock Articles of Amendment").
---------------------------------------

     1.   Exercise.

               (a)  Right to Exercise; Exercise Price. The Holder shall have the
                    -----------------  --------------
right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares").
                                                               --------------
The "Exercise Price" payable by
the Holder in connection with the exercise of this Warrant shall initially be $1.00 per share, subject to adjustment for the events specified in Section 6 below.

               (b)  Exercise Notice. In order to exercise this Warrant, the
                    ---------------
Holder shall send by facsimile transmission, at any time prior to 7:00 p.m., eastern time, on the Business Day (as defined below) on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company a copy of the
                              -------------
notice of exercise in the form attached hereto as Exhibit A (the "Exercise
                                                                  --------
Notice") stating the number of Warrant Shares as to which such exercise applies
------
and the calculation therefor. As used herein, "Business Day" shall mean any day
                                               ------------
on which the New York Stock Exchange (the "NYSE") and commercial banks in the
                                           ----
city of New York are open for business. The Holder shall thereafter deliver to the Company the original Exercise Notice, the original Warrant and (unless a cashless exercise is intended) the Exercise Price. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including without limitation the calculation of any adjustment to the Exercise Price pursuant to Section 6 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to the Company's independent accountant within two (2) Business Days following the Exercise Date. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than two Business Days following the day on which such accountant received the disputed calculations. Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

               (c)  Early Expiration. In the event that following the one
                    ----------------
hundred eightieth-day anniversary of the Issue Date, the Closing Bid Price (as defined in the Securities Purchase Agreement) of the Common Stock during any period of ten (10) consecutive Trading Days is equal to or greater than $7.50 (subject to adjustment as provided herein) (an "Expiration Trigger Event"), the
                                                ------------------------
Company may deliver to the Holder, within five (5) business days following the occurrence of an Expiration Trigger Event, and as long as each of the Resale Conditions (as defined below) have been satisfied, a written notice to such effect (a "Expiration Notice") and this Warrant shall expire on the date (the
           -----------------
"Early Expiration Date") which is thirty (30) Trading Days following the
 ---------------------
business day on which such Expiration Notice is delivered to the Holder, provided, however, that if the Holder is prevented from exercising all or any part of this Warrant during such thirty (30) Trading Days as a result of the limitations set forth in Section 4 hereof, then with respect to the portion of the Warrant that can not be so exercised, the Early Expiration Date shall be extended until twenty (20) Business Days after such portion of the Warrant can be exercised in its entirety. The "Resale Conditions" are as follows: (I) either
                                   -----------------
(A) the Registration Statement (as defined in the Registration Rights Agreement between the Company and the Holder) relating to the resale of the Warrant Shares has been declared effective and, during the period of thirty five (35) Trading Days immediately preceding the Early Expiration Date (the "Early Expiration
                                                           ----------------
Period"), has been available for the resale of (i) all of the Warrant Shares
------
into which this Warrant is exercisable and (ii) all of the Conversion Shares issuable upon conversion of the Preferred Shares (each as defined in the Series C-1 Preferred Stock Articles of Amendment)(assuming the minimum applicable Conversion Price and Exercise Price and that no conditions to or limitations on the conversion of the Preferred Shares or exercise of the Warrants then exist) or (B) on each Trading Day of the Early Expiration Period, such Warrant Shares may be sold pursuant to Rule 144(k) under the Securities Act of 1933, as amended and (II) no Mandatory Redemption Event (as defined in the Series C-1 Preferred Stock Articles of Amendment) (or an event or circumstance that with the passage of time would constitute a Mandatory Redemption Event) has occurred and is continuing at any time during the Early Expiration Period. Notwithstanding the foregoing, the Holder may exercise all or any part of this Warrant at the then effective Exercise Price by delivering an Exercise Notice to the Company at any time prior to the Early Expiration Date.

               (d)  Cancellation of Warrant. This Warrant shall be canceled
                    -----------------------
upon its exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

     2.   Delivery of Warrant Shares Upon Exercise.

     Upon receipt of an Exercise Notice pursuant to paragraph 1 above, the Company shall, (A) in the case of a Cashless Exercise (as defined below), no later than the close of business on the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice, (B) in the case of a Cash Exercise (as defined below) no later than the close of business on the later to occur of (i) the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, and (C) with respect to Warrant Shares which are disputed as described in paragraph 1(b) above, and required to be delivered by the Company pursuant to the accountant's calculations described therein, the close of business on the third (3rd) Business Day following the determination made pursuant to paragraph 1(b) (the "Delivery Date"), issue and
                                                    -------------
deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Company's designated transfer agent for the Common Stock (the "Transfer Agent") participates in the Depository
                                 --------------
Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"),
                ---                                                ----
crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise

Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date. Warrant Shares delivered to the Holder shall not contain any restrictive legend as long as the resale of such Warrant Shares is covered by an effective Registration Statement (as defined in the Registration Rights Agreement) and such Holder represents in writing to the Company that such Warrant Shares (i) have been or are being sold pursuant to such registration statement or pursuant to Rule 144 under the Securities Act of 1933, as amended, or (ii) may be made pursuant to Rule 144(k) under the Securities Act of 1933, as amended, or any successor rule or provision.

     3.   Failure to Deliver Warrant Shares.

     (a)    Exercise Default. In the event that, as a result of any action or
            ----------------
failure to act on the part of the Company (including without limitation a failure by the Company to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to exercise of the Warrants), the Company does not deliver to a Holder certificates representing the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor and such failure continues for ten (10) Business Days (an "Exercise Default"), the Company shall pay to the Holder payments ("Exercise
 ----------------                                                   --------
Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate
----------------                                ----------
Exercise Price for the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of twenty four percent (24%) and the
        ----------
maximum rate permitted by applicable law, where "N" equals the number of days elapsed between the original Delivery Date for such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Amounts payable under this subparagraph 3(a) shall be paid to the Holder in immediately available funds on or before the fifth (5th) Business Day of the calendar month immediately following the calendar month in which such amount has accrued.

     (b)     Buy-in. Nothing herein shall limit a Holder's right to pursue
             ------
actual damages for the Company's failure to issue and deliver Warrant Shares in connection with an exercise on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the shares of Common Stock so purchased minus (B)
                                                                      -----
the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     (c)    Reduction of Exercise Price. In the event that, as a result of any
            ---------------------------
action or failure to act on the part of the Company (including without limitation a failure by the Company to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to exercise of the Warrants), a Holder has not received certificates representing the Warrant Shares by the tenth (10th) Business Day following an Exercise Default, the Holder may, upon written notice to the Company, regain on such Business Day the rights of a Holder of this Warrant, or part thereof, with respect to the Warrant Shares that are the subject of such Exercise Default, and the Exercise Price for such Warrant Shares shall be reduced by one percent (1%) for each day beyond such 10th Business Day in which the Exercise Default continues. In such event, the Holder shall retain all of the Holder's rights and remedies with respect to the Company's failure to deliver such Warrant Shares (including without limitation the right to receive the cash payments specified in subparagraph 3(a) above).

     (d)  Holder of Record. Each Holder shall, for all purposes, be deemed to
          ----------------
have become the holder of record of Warrant Shares on the Exercise Date of this Warrant, irrespective of the date of delivery of such Warrant Shares. Nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

     4. Exercise Limitations.

     Notwithstanding anything to the contrary contained herein, this Warrant shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by the Holder, the Holder would be the beneficial owner of more than 4.99% of the shares of Common Stock. For the purposes of this Section 4, beneficial ownership and all determinations and calculations shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and all applicable rules and regulations thereunder. For clarification, it is expressly a term of this security that the limitations contained in this Section 4 shall apply to each successive Holder. The restriction contained in this Section 4 may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Holder hereof approve such alteration, amendment, deletion or change.

     5. Payment of the Exercise Price.

     The Holder may pay the Exercise Price in either of the following forms or, at the election of Holder, a combination thereof:

          (a) Cash Exercise: by delivery of immediately available funds.

          (b) Cashless Exercise: by surrender of this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                 Y  x  (A -- B)
          X   =  --------------
                       A

where:    X = the number of Warrant Shares to be issued to the Holder.

          Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

          A = the average of the Closing Trade Prices (as defined in the Securities Purchase Agreement) of the Common Stock for the five
              (5) Trading Days immediately prior to (but not including) the Exercise Date.

          B = the Exercise Price;

provided, however, that the Holder may exercise this Warrant pursuant to a Cashless Exercise only if, on the Exercise Date, the resale of Warrant Shares is not covered by an effective Registration Statement (as defined in the Registration Rights Agreement) that is available to the Holder on such date.

     For purposes of Rule 144 under the Securities Act of 1933, as amended, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the Issue Date.

     6. Anti-Dilution Adjustments; Distributions; Other Events.

     The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 6. In the event that any adjustment of the Exercise Price or number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such exercise Price or number of Warrant Shares shall be rounded up or down to the nearest cent or share, as applicable.

     (a)  Intentionally Omitted.

     (b)  Intentionally Omitted.

     (c)  Subdivision or Combination of Common Stock. If the Company, at any
          ------------------------------------------
time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased. In the event of any adjustment to the Exercise Price arising from an event specified in this paragraph (c), the number of shares of Common Stock into which this Warrant is exercisable will be proportionately increased or reduced, as the case may be.

     (d)  Distributions. If the Company or any of its subsidiaries shall at any
          -------------
time distribute to holders of Common Stock (or to a holder, other than the Company, of the common stock of any such subsidiary) cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year) including any dividend or distribution in shares of capital stock of a subsidiary of the Company (collectively, a "Distribution")
                                                                  ------------
then, in any such case, the Holder of this Warrant shall be entitled to receive, at the same time as such assets are received by a holder of such stock, an amount and type of such Distribution as though such Holder were a holder on the record date therefor of a number of shares of Common Stock into which this Warrant is exercisable as of such record date (such number of shares to be determined at the Exercise Price then in effect and without regard to any limitation on exercise of this Warrant that may exist pursuant to the terms hereof or otherwise).

     (e)  Major Transactions. If the Company shall consolidate or merge with any
          ------------------
other corporation or entity (other than a consolidation or merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for issuances which do not exceed fifty percent (50%) of the Common Stock)) or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any such other reclassification or change of the outstanding shares of Common Stock or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major
                                                                       -----
Transaction"), then the holder of this Warrant may, at its option, either (a) in
-----------
the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain this Warrant and this Warrant shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless of whether (a) applies, receive consideration, in exchange for this Warrant (without payment of any exercise price hereunder), equal to the greater of, as determined in the sole discretion of such holder, (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"),
                                            -------------------------------
to which a holder of the number of shares of Common Stock delivered upon the exercise of this Warrant (pursuant to the cashless exercise feature hereof) would have been entitled upon such Major Transaction had such holder so exercised this Warrant (without regard to any limitations on exercise herein or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and (ii) cash paid by the Company in immediately available funds in an amount equal to the Black-Scholes Amount (as defined herein) times the number of shares of Common Stock for which this Warrant was exercisable (without regard to any limitations on exercise herein contained and assuming payment of the exercise payment in cash hereunder) but in no event shall such amount exceed the Black Scholes value of the Warrant as of the Issue Date as determined by the Company's Auditors, and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction to assume all of the Company's obligations under the Registration Rights Agreement. In the event that the Company shall consolidate or merge with any other corporation in a transaction in which common stock of the surviving corporation or the parent thereof (the "Exchange Securities") is
                                                      -------------------
issued to the holders of Common Stock in such transaction in exchange for all such Common Stock, and (a) the Exchange Securities are publicly traded, (b) the average daily dollar trading volume of the Exchange Securities during the one hundred eighty (180) day period ending on the date on which such transaction is publicly disclosed is greater than One Million Dollars ($1,000,000.00) per day as reported by Bloomberg, (c) the historical one hundred (100) day volatility of the Exchange Securities during the period ending on the date on which such transaction is publicly disclosed is greater than fifty percent (50%), and (d) the market capitalization of the issuer of the Exchange Securities is not less than One hundred Million Dollars ($100,000,000.00) based on the last sale price of the Exchange Securities on the date immediately before the date on which such transaction is publicly disclosed (in each case, with respect to the foregoing clauses (a) through (d), as reported by Bloomberg), then the provisions of clause (b) of the preceding sentence shall not apply. In the event that the Company shall, in a Major Transaction, consolidate or merge with any other corporation in a transaction in which the Company is the survivor (a "Company
                                                                      -------
Transaction"), the provisions of clause (ii) of the second preceding sentence
-----------
shall not apply to the extent that each of the following conditions remain true for the thirty (30) business days commencing as of the date of the consummation of such transaction (the "Measurement Period"): (a) the Common Stock remains
                          ------------------
publicly traded during the period, (b) the average daily dollar trading volume of the Common Stock is greater than One Million Dollars ($1,000,000.00), (c) the historical thirty (30) day volatility of the Company's Common Stock is greater than fifty percent (50%), and (d) the market capitalization of the Company is not less than One Hundred Million Dollars ($100,000,000.00) on the last day of the period (in each case, with respect to the foregoing clauses (a) through (d), as reported by Bloomberg. No sooner than ten (10) business days nor later than five (5) business days prior to the consummation of the Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice ("Notice of Major Transaction") to each holder of a
                               ---------------------------
Warrant, which Notice of Major Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Major Transaction. Such Notice of Major Transaction shall indicate the amount and type of the Major Transaction consideration which such holder of a Warrant would receive under this Section. If the Major Transaction Consideration is cash and does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) business days of such holder's receipt of the Notice of Major Transaction.

     The "Black-Scholes Amount" shall be the amount determined by calculating the "Black-Scholes" value of an option to purchase one share of Common Stock on the applicable page on the Bloomberg online page, using the following variable values: (i) the current market price of the Common Stock equal to the Closing Trade Price on the last trading day before the date of the Notice of the Major Transaction; (ii) volatility of the Common Stock equal to the volatility of the common Stock during the 100 trading day period preceding the date of the Notice of the Major Transaction; (iii) a risk free rate equal to the interest rate on the United States treasury bill or treasury note with a maturity corresponding to the remaining term of this Warrant on the date of the Notice of the Major Transaction; and (iv) an exercise price equal to the Exercise Price on the date of the Notice of the Major Transaction. In the event such calculation function is no longer available utilizing the Bloomberg online page, the Holder shall calculate such amount in its sole discretion using the closest available alternative mechanism and variable values to those available utilizing the Bloomberg online page for such calculation function.

     (f)  Additional Shares, Securities or Assets.  In the event that at any
          -----------------  --------------------
time, as a result of an adjustment made pursuant to this Section 6, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 6.

     (g)  Special Adjustment and Notice of Adjustment.  Upon the occurrence of
          -------------------------------------------
any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company. If the Company takes any actions (including under or by virtue of this Section 6) which would have a dilutive effect on the Holder or which would materially and adversely affect the Holder with respect to its investment in the Warrant, and if the provisions of this
Section 6, are not strictly applicable to such actions or, if applicable to such actions, would not operate to equitably protect the Holder against such actions, then the Company shall promptly upon notice from Holder appoint its independent certified public accountants to determine as promptly as practicable an appropriate adjustment to the terms hereof, including without limitation adjustments to the Exercise Price, or another appropriate action to so equitably protect such Holder and prevent any such dilution and any such material adverse effect, as the case may be. Following such determination, the Company shall forthwith make the adjustments or take the other actions described therein.

     (h)  Other Notices.  In case at any time:
          -------------

          (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

          (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

          (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

     7. Fractional Interests.

     No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be rounded up or down to the nearest whole number of shares of Common Stock.

     8. Transfer of this Warrant.

     The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act of 1933, as amended, and applicable state laws. Upon such transfer or other disposition, the Holder shall deliver a written notice to Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the
                                          ---------------
person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred or this Warrant is transferred in parts, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three (3) Business Days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares. Notwithstanding the foregoing, no Holder may knowingly and voluntarily sell this Warrant (or any portion thereof) to an entity that is a competitor of the Company.

     9.  Benefits of this Warrant.

     Nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant.

     10. Loss, theft, destruction or mutilation of Warrant.

     Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     11. Notice or Demands.

     Except as otherwise provided herein, any notice, demand or request required or permitted to be given pursuant to the terms of this Warrant shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to the Company:

     WEBB Interactive Services, Inc.
     1899 Wynkoop, Suite 600
     Denver, Colorado 80202
     Telecopy:  (303)295-3584

     Attention: William Cullen

with a copy to:

     Gray, Plant, Mooty, Mooty & Bennett, P.A.
     3400 City Center
     33 South Sixth Street
     Minneapolis, MN 55402-3796
     Telecopy:  (612) 333-0066
     Attention: Lindley S. Branson, Esq.


and if to the Holder, to such address as shall be designated by the Holder in writing to the Company.

     12. Applicable Law.

     This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Illinois, without giving effect to conflict of law provisions thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the 28th day of February, 2001.


                                    WEBB INTERACTIVE SERVICES, INC.


                                    By:    ________________________________
                                    Name:
                                    Title:

EXHIBIT A
---------


                                EXERCISE NOTICE

     The undersigned Holder hereby irrevocably exercises the right to purchase ______ of the shares of Common Stock ("Warrant Shares") of WEBB INTERACTIVE
                                       --------------
SERVICES, INC. evidenced by the attached Warrant (the "Warrant"). Capitalized
                                                       -------
terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant. Unless otherwise specified in writing to the Company, the undersigned represents to the Company that the shares of Common Stock covered by this notice have been or will be sold pursuant to the terms of an effective registration statement.

     1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

          ______ a Cash Exercise with respect to _________________ Warrant Shares; and/or

          ______ a Cashless Exercise with respect to _________________ Warrant Shares.

     2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the sum of $________________ to the Company in accordance with the terms of the Warrant.

     3. Delivery of Warrant Shares. The Company shall deliver to the Holder _____________ Warrant Shares in accordance with the terms of the Warrant.

Date: ______________________


____________________________________
      Name of Registered Holder


By:  _______________________________
     Name:
     Title:

EXHIBIT B
----------

                                TRANSFER NOTICE

     FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons named below the right to purchase ______ shares of the Common Stock of WEBB INTERACTIVE SERVICES, INC. evidenced by the attached Warrant.

Date: ______________________

____________________________________
     Name of Registered Holder


By:    _____________________________
Name:
Title:


Transferee Name and Address:

____________________________________
____________________________________
____________________________________

EXHIBIT G
TO EXCHANGE AGREEMENT


                         REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of January
                                               ---------
17, 2002, by and among WEBB INTERACTIVE SERVICES, INC., a Delaware corporation (the "Company"), and CASTLE CREEK TECHNOLOGY PARTNERS LLC ("CC").
      -------

     The Company has agreed, on the terms and subject to the conditions set forth in the Exchange Agreement of even date herewith (the "Exchange
                                                            --------
Agreement"), to exchange shares of its Series C-1 Preferred Stock and $1,212,192
---------
in principal amount of its 1999 Note currently held by CC for certain number of shares of its Series D Junior Preferred Stock and a Preferred Exchange Warrant. In connection with the Exchange, the Company has also agreed to amended the terms of its stock purchase warrant dated August 25, 1999 and stock purchase warrant dated February 28, 2001 as set forth in the Amended A Warrant and the Amended C Warrant. The shares of Series D Junior Preferred Stock are convertible into shares ("Conversion Shares") of common stock, no par value, of the Company
              -----------------
("Common Stock") and the Preferred Exchange Warrant is exercisable into shares
  ------------
("Warrant Shares") of the Company's Common Stock.
  --------------

     In order to induce CC to enter into the Exchange Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and under applicable state securities laws.
                 --------------
Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Exchange Agreement, including the exhibits thereto.

     In consideration of CC's entering into the Exchange Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   DEFINITIONS.

     For purposes of this Agreement, the following terms shall have the meanings specified:

     (a)  "Business Day" shall mean any day on which the New York Stock Exchange
           ------------
(the "NYSE") and commercial banks in the city of New York are open for
      ----
business.;

     (b)  "Holder" means any person owning or having the right to acquire
           ------
through conversion of the Series D Junior Preferred Stock and/or exercise of the Preferred Exchange Warrant, Registrable Securities, including initially CC and thereafter any permitted assignee thereof;

     (c) "Effective Date" means the date on which the Registration Statement is
          --------------
declared effective by the Securities and Exchange Commission (the "Commission").
                                                                   ----------

     (d) "Register", "registered" and "registration" refer to a registration
          --------    ----------       ------------
effected by preparing and filing a registration statement or statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act ("Rule 415") or any successor rule providing for the offering of securities
      --------
on a continuous or delayed basis ("Registration Statement"), and the declaration
                                   ----------------------
or ordering of effectiveness of the Registration Statement by the Commission;
and

     (e) "Registerable Securities" means the Conversion Shares and the Warrant
          -----------------------
Shares and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Conversion Shares and the Warrant Shares.

2.   MANDATORY REGISTRATION.

     (a) The Company shall prepare and file with the Commission as soon as practicable following the date hereof a Registration Statement on Form S-3 as a "shelf" registration statement under Rule 415 covering the resale of up to 4,484,000 Conversion Shares and up to 750,000 Warrant Shares. The Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of shares of Common Stock as may be required to effect conversion of the Series D Junior Preferred Stock and exercise of the Preferred Exchange Warrant in order to prevent dilution resulting from stock splits, stock dividends or similar events.

     (b) The Company shall use its best efforts to cause the Registration Statement to become effective as soon as practicable following the filing thereof. The Company shall respond promptly to any and all comments made by the staff of the Commission on the Registration Statement (but in no event later than fifteen (15) Business Days following the Company's receipt thereof), and shall submit to the Commission, within three (3) Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on the Registration Statement, as the case may be, a request for acceleration of the effectiveness of the Registration Statement to a time and date not later than forty eight (48) hours after the submission of such request. The Company shall maintain the effectiveness of the Registration Statement until the earlier to occur of (i) the date on which all of the Registrable Securities have been sold pursuant to the Registration Statement and (ii) the date on which all of the remaining Registrable Securities (in the reasonable opinion of counsel to the Holders) may be immediately sold to the public without registration and without regard to the amount of Registrable Securities which may be sold by a Holder thereof at a given time.

     (c) If for any reason from time to time there are Registrable Securities which are not included or which are not allowed to be included by the Commission in a Registration Statement filed pursuant hereto, the Company shall file additional Registration Statements as soon as practicable following a request by any Holder to effect a registration of all of such Registrable Securities, which Registration Statement shall be subject to all terms of this Agreement and shall use its best efforts to cause such Registration Statement to become effective as soon as practicable after such filing. The Company shall maintain the effectiveness of each Registration Statement until the earlier to occur of (i) the date on which all of the Registrable Securities have been sold pursuant to the Registration Statement and (ii) the date on which all of the remaining Registrable Securities (in the reasonable opinion of counsel to the Holders) may be immediately sold to the public without registration and without regard to the amount of Registrable Securities which may be sold by a Holder thereof at a given time.

3.   PIGGYBACK REGISTRATION

     If at any time prior to the earlier to occur of (x) the date on which all of the Registrable Securities have been sold pursuant to the Registration Statement and (y) the date on which all of the remaining Registrable Securities (in the reasonable opinion of counsel to the Holders) may be immediately sold to the public without registration and without regard to the amount of Registrable Securities which may be sold by a Holder thereof at a given time, (i) the Company proposes to register shares of Common Stock under the Securities Act in connection with the public offering of such shares for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or employee stock award or a registration on Form S-4 under the Securities Act or any successor or similar form registering stock issuable upon a reclassification, a business combination involving an exchange of securities or an exchange offer for securities of the issuer or another entity, or a registration statement on Form S-3 covering the resale of securities issued in connection with a corporate acquisition) (a "Proposed Registration") and (ii)
                                                ---------------------
a registration statement covering the sale of all of the Registrable Securities is not then effective and available for sales thereof by the Holders, the Company shall, at such time, promptly give each Holder written notice of such Proposed Registration. Each Holder shall have twenty (20) days from its receipt of such notice to deliver to the Company a written request specifying the amount of Registrable Securities that such Holder intends to sell and such Holder's intended method of distribution. Upon receipt of such request, the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to the Holder. If, in connection with any underwritten public offering for the account of the Company or for shareholders of the Company that have contractual rights to require the Company to register shares of Common Stock, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in the judgment of such underwriter(s), marketing or other factors dictate such limitation is necessary to facilitate such offering, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which each Holder has requested inclusion hereunder as such underwriter(s) shall permit. Any such exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities in the Registration Statement, in proportion to the number of Registrable Securities sought to be included by such Holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement.

4.   OBLIGATIONS OF THE COMPANY

     In addition to performing its obligations hereunder, including without limitation those pursuant to paragraphs 2(a), 2(b) and 2(c) above, the Company shall:

          (a) promptly prepare and file with the Commission such amendments and supplements to each Registration Statement and each prospectus used in connection with the Registration Statement as may be necessary (i) to comply with the provisions of the Securities Act or (ii) to maintain the effectiveness of each Registration Statement during the applicable Registration Period, or as may be reasonably requested within a reasonable time prior to any proposed sale by a Holder in order to incorporate information concerning such Holder or such Holder's intended method of distribution. The Company shall cause such amendments and supplements to become effective as soon as practicable following the filing thereof.

          (b) secure the listing of all Registrable Securities on the Nasdaq Stock Market prior to the date on which the Registration Statement relating to such Registrable Securities becomes effective;

          (c) furnish to each Holder such number of copies of the prospectus included in such Registration Statement, including a preliminary prospectus, if any, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder's Registrable Securities;

          (d) use all commercially reasonable efforts to register or qualify the Registrable Securities under the securities or "blue sky" laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and do any and all other acts or things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

          (e) in the event of an underwritten public offering of the Registrable Securities, enter into (together with all Holders proposing to distribute Registrable Securities through such underwriting) and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to the Company, with the managing underwriter of such offering;

          (f) notify each Holder immediately upon the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as practicable, prepare, file and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (g) use all commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Holder of the issuance of such order and the resolution thereof;

          (h) furnish to each Holder, on the date that such Registration Statement becomes effective, (x) a letter, dated such date, of outside counsel representing the Company (and reasonably acceptable to such Holder) addressed to such Holder, confirming the effectiveness of the Registration Statement and, to the knowledge of such counsel, the absence of any stop order, and (y) in the case of an underwriting, (A) an opinion addressed to the underwriters, dated such date, of such outside counsel, in such form and substance as is required to be given to such underwriters, and (B) a letter addressed to such underwriters, dated such date, from the Company's independent certified public accountants, in such form and substance as is required to be given by the Company's independent certified public accountants to such underwriters;

          (i) provide each Holder and its representatives the opportunity to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part; and

          (j) permit counsel retained for such purpose by each Holder to review the Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission and the Company's responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company) and amend such materials in accordance with the comments of such counsel.

5.   OBLIGATIONS OF EACH HOLDER

     In connection with the registration of the Registrable Securities pursuant to the Registration Statement, each Holder shall:

          (a) furnish to the Company in writing such information regarding itself and the intended method of disposition of Registrable Securities as the Company shall reasonably request in order to effect the registration thereof;

          (b) upon receipt of any notice from the Company of the happening of any event of the kind described in paragraphs 4(f) or 4(g), immediately discontinue any sale or other disposition of Registrable Securities pursuant to the Registration Statement until the filing of an amendment or supplement as described in paragraph 4(f) or withdrawal of the stop order referred to in paragraph 4(g);

          (c) in the event of an underwritten offering of the Registrable Securities, enter into a customary and reasonable underwriting agreement and execute such other documents as the managing underwriter for such offering may reasonably request;

          (d) to the extent required by applicable law, deliver a prospectus to the purchaser of Registrable Securities;

          (e) notify the Company when it has sold all of the Registrable Securities theretofore held by it; and

          (f) promptly notify the Company in the event that any information supplied by such Holder in writing for inclusion in the Registration Statement or related prospectus is untrue or omits to state a material fact required to be stated therein or necessary to make such information not misleading in light of the circumstances then existing.

6.   INDEMNIFICATION.

     In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

          (a) To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the officers, directors, employees and agents of such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934
                                                                            ----
Act"), against any losses, claims, damages, liabilities or reasonable out-of-
---
pocket expenses (whether joint or
several) (collectively, including legal or other expenses reasonably incurred in connection with investigating or defending same, "Losses"), insofar as any such
                                                  ------
Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus, if any, or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the provisions of paragraph 6(c) below, the Company will reimburse such Holder, and each such officer, director, employee, agent or controlling person for any legal or other expenses as reasonably incurred by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any person for any Loss to the extent that such Loss arises out of or is based upon and in conformity with written information furnished by such person expressly for use in such Registration Statement; and provided, further, that the Company shall not be required to indemnify any person to the extent that any Loss results from such person selling Registrable Securities (i) to a person to whom there was not sent or given, at or prior to the written confirmation of the sale of such shares, a copy of the prospectus, as most recently amended or supplemented, if the Company has previously furnished or made available copies thereof or (ii) during any period following written notice by the Company to such Holder of an event described in paragraph 4(f) or 4(g).

          (b) To the extent permitted by law, each Holder, acting severally and not jointly, shall indemnify and hold harmless the Company, the officers, directors, employees, agents and representatives of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act, against any Losses to the extent (and only to the extent) that any such Losses arise out of or are based upon and in conformity with written information furnished by such Holder expressly for use in such Registration Statement; and such Holder will reimburse any legal or other expenses as reasonably incurred by the Company and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this paragraph 6(b) exceed the net proceeds resulting from the sale of the Registrable Securities sold by such Holder under the Registration Statement.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6 or with respect to any other action unless the indemnifying party is materially prejudiced as a result of not receiving such notice.

          (d) In the event that the indemnity provided in paragraph 6(a) or 6(b) is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree, severally and not jointly, to contribute to the aggregate Losses to which the Company or such Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and such Holder in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Holder be responsible for any amount in excess of the proceeds resulting from the sale of the Registrable Securities sold by it under the Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by such Holder. The Company and each Holder agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph 6(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to indemnification or contribution from any person who is not guilty of fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee or agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee or agent of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph 6(d).

          (e) The obligations of the Company and each Holder under this Section 6 shall survive the conversion of the Series D Junior Preferred Stock and exercise of the Preferred Exchange Warrant in full, the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Agreement, or otherwise.

7.   REPORTS.

     With a view to making available to each Holder the benefits of Rule 144 under the Securities Act ("Rule 144") and any other similar rule or regulation
                           --------
of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the 1934 Act; and

          (c) furnish to such Holder, so long as such Holder owns any Registrable Securities, forthwith upon written request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, and the 1934 Act, (ii) to the extent not publicly available through the Commission's EDGAR database, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing such Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration.

8.   MISCELLANEOUS.

     (a) Expenses of Registration. All expenses, other than underwriting
         ------------------------
discounts and commissions and fees and expenses of one counsel to the Holders, incurred in connection with the registrations, filings or qualifications described herein, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, the fees and disbursements of counsel for the Company, and the fees and disbursements incurred in connection with the opinion and letter described in paragraph 4(h) hereof, shall be borne by the Company.

     (b) Amendment; Waiver. Any provision of this Agreement may be amended only
         ---------  ------
pursuant to a written instrument executed by the Company and each Holder. Any waiver of the provisions of this Agreement may be made only pursuant to a written instrument executed by the party against whom enforcement is sought. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof.

     (c) Notices. Any notice, demand or request required or permitted to be
         -------
given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., mountain time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day,

(ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the day actually received after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

If to the Company:

     WEBB Interactive Services, Inc.
     1899 Wynkoop, Suite 600
     Denver, Colorado 80202
     Telecopy: (303)295-3584
     Attention: William R. Cullen

with a copy to:

     Gray, Plant, Mooty, Mooty & Bennett, P.A.
     3400 City Center
     33 South Sixth Street
     Minneapolis, MN 55402-3796
     Telecopy: (612) 333-0066
     Attention: Lindley S. Branson, Esq.


and if to any Holder, to such address as shall be designated by such Holder in writing to the Company.

     (d) Termination. This Agreement shall terminate on the earlier to occur of
         -----------
(a) the end of the Registration Period and (b) the date on which all of the Registrable Securities have been publicly distributed; but any such termination shall be without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination and (ii) the indemnification and contribution obligations under this Agreement.

     (e) Assignment. Upon the transfer of the Series D Junior Preferred Stock,
         ----------
the Preferred Exchange Warrant or Registrable Securities by a Holder, the rights of such Holder hereunder with respect to the securities so transferred shall be assigned automatically to the transferee thereof as long as: (i) the Company is, within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee, (ii) the transferee agrees in writing with the Company to be bound by all of the provisions hereof and (iii) such transfer is made in accordance with the applicable requirements of the Exchange Agreement, the Series D Junior Preferred Stock or the Preferred Exchange Warrant, as the case may be; provided, however, that the registration rights granted in this Agreement shall not be transferred to any person or entity that receives any such security pursuant to an effective registration statement under the Securities Act or pursuant to a transaction under Rule 144 or any successor provision thereto.

     (f) Counterparts. This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.

     (g) Governing Law. This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of Colorado without regard to the conflict of laws provisions thereof.

                                   * * * * *

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

WEBB INTERACTIVE SERVICES, INC.


By:    _________________________________
Name:  William R. Cullen
Title: CEO


CASTLE CREEK TECHNOLOGY PARTNERS LLC
  By:  CASTLE CREEK PARTNERS, L.L.C.
  Its: Investment Manager

By:    _________________________________
       Thomas A. Frei, Managing Director

EXHIBIT H
TO EXCHANGE AGREEMENT


                                                      Lindley S. Branson
                                                      612 343-2827
                                                      Lindley.Branson@gpmlaw.com


                               January 31, 2002



Castle Creek Technology Partners LLC
111 West Jackson Blvd.
Suite 2020
Chicago, IL 60604

     Re:  Webb Interactive Services, Inc.
          Exchange Agreement dated as of January 17, 2002

Ladies and Gentlemen:

     Reference is made to the Exchange Agreement, dated as of January 17, 2002, with all listed schedules and exhibits thereto (the "Exchange Agreement"), by and between Webb Interactive Services, Inc., a Colorado corporation (the "Company"), and Castle Creek Technology Partners LLC ("Castle Creek"). This opinion is rendered to you pursuant to Section 5.1.8/5.2.8/5.3.8 of the Exchange Agreement. Unless the context otherwise requires, terms used herein have the meaning set forth in the Exchange Agreement.

     We have acted as counsel for the Company in connection with the negotiation, execution and delivery by the Company of the Exchange Agreement, the Series D Articles of Amendment, the Preferred Exchange Warrant, the Amended A Warrant and the Amended C Warrant, and the issuance of the Series D Junior Convertible Preferred Stock to Castle Creek. As such counsel, we have made such legal and factual examinations and inquiries, as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined originals, certified copies or copies otherwise identified to us as being true copies of the following (herein sometimes collectively referred to as the "Offering Documents"):

     (a) the Articles of Incorporation of the Company as amended and in effect on the date hereof (the "Articles of Incorporation"), as amended by the Series D Articles of Amendment;

     (b) the Bylaws of the Company, as in effect on the date hereof (the "Bylaws");

     (c) resolutions of the Board of Directors relating to the transactions contemplated by the Exchange Agreement, the Series D Articles of Amendment, the Preferred Exchange Warrant, the Amended A Warrant and the Amended C Warrant;

     (d) the Exchange Agreement, between the Company and Castle Creek, the Series D Articles of Amendment, the Preferred Exchange Warrant, the Amended A Warrant, the Amended C Warrant, and the other documents delivered by the Company in connection with the Exchange and

     (e) Such other instruments, corporate records, certificates, and other documents as we have deemed necessary as a basis for the opinions hereinafter expressed.

     We have investigated questions of law, examined the Disclosure Documents, other documents pertaining to the Company and certificates of governmental authorities; and received information from officers of the Company, as we have deemed necessary or appropriate for purposes of providing this letter. In reaching the opinions and statements set forth below, we have assumed without independent verification by us, and to our knowledge there are no facts inconsistent with, the following:

     (i)   The accuracy of the representations made in the Exchange Agreements;

     (ii) that each of the parties thereto (other than the Company) has duly and validly executed each document and instrument to which such party is a signatory, and such party's obligations set forth therein are its legal, valid, and binding obligations, enforceable against such party (other than the Company) in accordance with the respective terms of such document or instrument;

     (iii) that each person executing any such document or instrument on behalf of any such party (other than the Company) is duly authorized to do so;

     (iv) that each natural person executing any such document or instrument is legally competent to do so; and

     (v) that all documents, instruments, and certificates submitted to us as originals are authentic; that all documents, instruments and certificates submitted to us as copies conform to the originals; and that the signatures on all such documents, instruments and certificates are genuine.


                                    Opinion
                                    -------

     Based upon and subject to the matters, assumptions, exceptions, qualifications and limitations set forth above and herein under the heading "Scope" we are of the opinion that:

     1. Each of the Company and each of its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify could have a Material Adverse Effect.

     2. The Company has the requisite corporate power and authority to enter into and perform its obligations under (i) the Exchange Agreement, (ii) the Series D Articles of Amendment, (iii) the Preferred Exchange Warrant, (iv) the Amended A

        Warrant, (v) the Amended C Warrant, and (vi) all other agreements, documents, certificates or other instruments executed and delivered by the Company at the Exchange (the instruments described in (i), (ii),
        (iii), (iv), (v) and (vi) being collectively referred to herein as the "Transaction Documents"), to issue and exchange shares of Series D
         ---------------------
        Junior Preferred Stock for Series C-1 Preferred Stock in accordance with the terms of the Exchange Agreement, to issue Conversion Shares in accordance with the terms of Series D Junior Preferred Stock and the Warrants.

     3. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents has been taken.

     4. The authorized capital stock of the Company and Jabber is as stated in
        Schedule 3.6 of the Exchange Agreement. All of the outstanding shares of the Company's and Jabber's capital stock have been duly issued and fully paid and are non-assessable.

     5. The Transaction Documents constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms. The Series D Articles of Amendment have been duly filed with the Colorado Secretary of State and upon issuance, the Series D Junior Preferred Stock will be entitled to the rights, privileges and benefits thereunder.

     6. No consent, approval, authorization of, or order, designation, declaration, or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Exchange Agreement, the offer, sale, or issuance of the Series D Preferred Stock, the Warrants or the issuance of Conversion Shares or the performance of the Company's obligations under the Exchange Agreement, the Series D Articles of Amendment and the Warrants except (i) qualification (or taking such actions as may be necessary to secure an exemption for qualification, if available) under applicable blue sky laws of the offer and sale of the Series D Preferred Stock and
        (ii) the filing of a Current Report on Form 8-K within the time period prescribed by such Form.

     7. Neither the Company nor any of its subsidiaries is in violation of any provisions of its Articles of Incorporation, Bylaws or any other governing document as amended and in effect on and as of the date hereof or in default or breach (and no event has occurred which, with notice or lapse of time or both, would constitute a default or breach) under any provision of any instrument or contract known to us to which it is a party or by which it is bound, or in violation of any provision of any Federal, state or foreign judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which, individually or in the aggregate, could have a Material Adverse Effect. The execution, delivery and performance of the Exchange Agreement and the other Transaction Documents, the adoption of the Series D Articles of Amendment and the consummation of the transactions contemplated thereby (including without limitation, the issuance of the Series D Preferred Stock and the Warrants and the reservation for issuance and issuance of the Conversion Shares will not in any such case result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default or breach under any such provision, instrument or contract or any event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries or the triggering of any preemptive or anti-dilution rights or rights of first refusal, or first offer on the part of holders of the Company's or any of its subsidiaries' securities or give to any others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party.

     8. Except as set forth on Schedule 3.6 of the Exchange Agreement, no shares of the Company's or Jabber's stock are subject to preemptive rights or any other similar rights of the stockholders of the Company or Jabber, and there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or Jabber or any of their subsidiaries, or contracts, commitments, understandings, or arrangements by which the Company or Jabber or any of their subsidiaries is or may become bound to issue additional shares of capital stock of the Company or Jabber or any of their subsidiaries. Neither the Company nor Jabber has any share purchase agreements, rights plans or agreements containing similar provisions or any agreements containing anti-dilution provisions. In addition, the Company and Jabber have no subsidiaries, except as provided on such
         Schedule 3.6.

     9. The Registration Statement numbered 333-57442 declared effective December 4, 2001 is available for the resale by Castle Creek of 1,000,000 Conversion Shares issuable upon the conversion of the shares of Series C-1 Preferred Stock, 150,116 Conversion Shares issuable upon the exercise of the Amended A Warrant and 500,000 Conversion Shares issuable upon the exercise of the Amended C Warrant. [For the opinion to be delivered at the Second Exchange, add "A registration statement is available for the resale by Castle Creek of up to 1,000,000 Conversion Shares with respect to the Series D Junior Preferred Stock to be issued in exchange for shares of Series C-1 Preferred Stock at the Second Exchange.]

     10. For purposes of Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), Castle Creek will be deemed to have held the Conversion Shares issuable upon the conversion of shares of Series D Junior Preferred Stock issued in exchange for shares of Series C-1 Preferred Stock from the date of the purchase of the shares of Series C-1 Preferred Stock, to have held the Conversion Shares issuable upon any cashless exercise of the Amended A Warrant from the date of purchase of A Warrant, to have held the Conversion Shares issuable upon any cashless exercise of the Amended C Warrant from the date of purchase of the C Warrant and to have held the Conversion Shares issuable upon the conversion of the Series D Junior Preferred Stock issued in exchange for the 1999 Note from the date of purchase of the 1999 Note. [In Third Exchange opinion, add "Any Conversion Shares issuable upon the conversion of the Series D Junior Preferred Stock issued in exchange for the 1999 Note upon issuanace can be resold by Castle Creek without limitations as to volume or manner of sale and without any requirement to deliver a prospectus in connection with such resale.]

     11. The Company has validly reserved _________ shares of Common Stock for issuance pursuant to the terms of the Series D Articles of Amendment. When issued to Castle Creek therefor in accordance with the terms of the Exchange Agreement, each share of Series D Preferred Stock will be duly authorized and validly issued, fully paid, and nonassessable and will be free and clear of any security interest, taxes, liens, claims, encumbrances, or preemptive or similar rights. The Conversion Shares are duly authorized and reserved for issuance and, when issued in accordance with the terms of the Series D Articles of Amendment and the Warrants will be validly issued, fully paid and nonassessable, free and clear of any security interest, taxes, liens, claims, encumbrances, or preemptive or similar rights.

     12. The Company's Common Stock is currently listed for trading on the Nasdaq National Market and we are aware of no fact or circumstance which could result in the Common Stock being delisted or suspended from trading on such market that has not been publicly disclosed. The Company has made all necessary filings and notifications with, and has obtained all necessary approvals from, Nasdaq (and all appropriate time periods with respect to any such filings, notifications and approvals have been complied and expired with prior to the date hereof or a written waiver with respect thereto has been obtained) with respect to the transactions contemplated by the Transaction Documents, including, without limitation, the issuance of the Securities and the listing of the Conversion Shares on Nasdaq.

     13. To our knowledge, there are no actions, suits, proceedings, investigations or inquiries pending against the Company, any of its subsidiaries or any of their respective directors or officers in their capacities as such, before any court or governmental or self-regulatory agency which could have a Material Adverse Effect.

     14. The Exchanges in accordance with the Exchange Agreement and the issuance of the Conversion Shares in accordance with the Series D Articles of Amendment and Warrants are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended.

     15. The instructions from the Company to its transfer agent, a copy of which are delivered to you under Section 5.3.7 of the Exchange Agreement are valid and enforceable.

     16. To our knowledge, the conditions expressed in Section 5.1/5.2/5.3 of the Exchange Agreement have been satisfied.

     17. In the process of our review of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 and any other reports filed by the Company pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, since the date of the filing of such Form 10-KSB, nothing has come to our attention that would lead us to believe that any such report contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading as of its filing date.


                                     Scope
                                     -----

     The foregoing opinion and statement of confirmation are subject to the following limitations and qualifications:

     (i) Whenever our opinions or statements expressed herein are qualified by or use the phrases "to our knowledge," "known to us," "based on our knowledge" or words of like import, it indicates that during the course of our representation of the Company and after inquiry limited as described in this letter with respect to the subject matter of any such opinion or statement, no information has come to our attention, which would give us knowledge of the existence or nonexistence of relevant facts. No inference as to our knowledge of the existence or nonexistence of any facts should or may be drawn merely from the fact that we represent the Company. Except as otherwise expressly stated, no independent investigation or verification of such matters has been undertaken and we have not reviewed any court or other public records.

     (ii) Our attorneys are admitted to practice only in the State of Minnesota. The foregoing opinions assume that for the purpose of those opinions that are based on the laws of the State of Colorado (other than the Colorado Business Corporation Act (the "CBCA")) or the State of New York, that such laws are the same as the State of Minnesota. We are not members of the Bar of the State of Colorado or New York and we have not consulted with Colorado or New York counsel, or otherwise made any inquiry regarding, or review of, Colorado or New York law (other than the CBCA) in connection with the opinions expressed above. We render no opinion as to the enforceability of any choice of law provision.

     (iii) The foregoing opinions including, without limitation, any opinion as to enforceability of the Exchange Agreement or any other agreement is limited by (A) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, transfer or other similar laws affecting or relating to the rights of creditors or secured creditors generally, (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (C) judicial limitations on the right of specific performance and other equitable remedies and (D) the enforceability of indemnification or contribution provisions thereof to the extent it may be limited by federal or state securities laws or by public policy.

     This letter contains our opinions and statements of confirmation only and we express no opinion as to the truth or accuracy of any representation, warranty or statement made by any person or entity in the Transaction Documents. The opinions and statements of confirmation expressed in this letter are limited to the matters expressly set forth above, and no opinion or statement is to be inferred or may be implied beyond that expressly so stated.

     The opinions and statements expressed above are rendered solely to Castle Creek and may be relied upon by Castle Creek solely in connection with the transactions identified in the first paragraph hereof. The opinions and statements expressed in this letter are not to be used, circulated, reproduced, quoted or otherwise relied upon by third parties without our prior written consent.

     This letter is limited to the specific issues addressed and is limited in all respects to laws and facts existing on the date of this letter or earlier date stated herein, and we expressly disclaim any responsibility for notifying you of any changes which may occur after the date hereof which would or may affect this letter.

                                   Very truly yours,

EXHIBIT I
TO EXCHANGE AGREEMENT



                [LETTERHEAD OF WEBB INTERACTIVE SERVICES, INC.]



                                ___ ____, 2002


TRANSFER AGENT
ADDRESS

Attn: Stock Transfer Dept.

Dear Ladies and Gentlemen:

Reference is made to that certain Exchange Agreement (the "Exchange Agreement"),
                                                           ------------------
a copy of which is enclosed, dated as of January 17, 2002, by and between Webb Interactive Services, Inc., a Colorado corporation (the "Company"), and Castle
                                                         -------
Creek Technology Partners LLC ("Castle Creek"), pursuant to which the Company is issuing to Castle Creek 1,984 shares of Series D Junior Preferred Stock (as defined in the Exchange Agreement) in exchange for $1,212,192 in principal amount of the 1999 Note currently held by Castle Creek. Shares of common stock ("Common Stock"), no par value per share, of the Company issuable upon
  ------------
conversion of the Series D Junior Preferred Stock are hereinafter referred to as "Conversion Shares". This letter shall serve as our irrevocable authorization
 -----------------
and direction to you with respect to the issuance of Conversion Shares. Certificates for the Conversion Shares shall not bear any legend restricting their transfer and shall not be subject to any stop-transfer restriction

Please be advised that Castle Creek is relying upon this letter as an inducement to enter into the Exchange Agreement and, accordingly, it is agreed that Castle Creek is a third party beneficiary of these instructions. Moreover, the Company cannot revoke or modify these instructions as to Castle Creek (or its transferee) without the prior written consent of Castle Creek (or such transferee, as the case may be). Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at (___) ___-____.

                                   Very truly yours,

                                   WEBB INTERACTIVE SERVICES, INC.


                                   By:   ______________________________________
                                   Its:  ______________________________________

Agreed and Acknowledged as of ____ ___, 2002:


[NAME OF TRANSFER AGENT]



By:    ______________________
Name:  ______________________
Title: ______________________

Enclosures

cc:  Castle Creek Technology Partners LLC